UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esq.

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Active Fixed Income ETFs

Annual Report

July 31, 2018

* The Fund liquidated on September 21, 2018

Dear Shareholders:

Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the year from August 1, 2017 through July 31, 2018.

Market Review

During the twelve months ended July 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P 500 Index generated a 16.24% total return. For the same period, U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 lagged, returning -0.8%.

In the first half of 2018, there were more than 35 days when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

During the period, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. As of the end of July, short-term rates range from 1.75% to 2%. At the time of this writing, expectations were for a continued gradual increase by the Fed through the end of 2018. Central banks overseas are also expected to begin removing accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked fear and uncertainty among some investors.

In Europe, uncertainty remains with respect to Britain’s “Brexit” undertaking, and now Italy’s potential departure from the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities from the Bloomberg Barclays U.S. Government/Credit Bond Index, Bloomberg Barclays Mortgage-Backed Securities Index, Bloomberg Barclays U.S. Fixed-Rate Asset-Backed Securities Index, and Bloomberg Barclays U.S. Commercial Mortgage-Backed Securities Index.

Hartford Active Fixed Income ETFs

*	The Fund liquidated on September 21, 2018.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Fund Performance and Summary

Hartford Corporate Bond ETF* inception 03/21/2017 (Unaudited)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns (as of 07/31/18)

	1 Year	Since Inception[1]
Corporate Bond ETF (NAV Return)	-0.86%	2.27%
Corporate Bond ETF (Market Price Return)	-0.83%	2.49%
Bloomberg Barclays U.S. Corporate Bond Index	-0.72%	2.11%

[1]	Inception: 03/21/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes) is a rules-based market-value weighted index engineered to measure the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. corporate issuers.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2018.

*	Hartford Corporate Bond ETF liquidated on September 21, 2018.

2

Hartford Corporate Bond ETF*

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Manager

Craig A. Gainey, CFA

Senior Managing Director, Fixed Income Portfolio Manager and Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Corporate Bond ETF returned -0.86% for the 12-month period ended July 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate Bond Index, which returned -0.72% for the same period. The Fund also underperformed the -0.83% average return of the Lipper Corporate Debt Funds BBB-rated peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the 12-month period ended July 31, 2018, United States fixed income markets generated negative total returns over the trailing twelve months ended July 31, 2018 as rising U.S. Treasury yields and widening high-grade corporate spreads more than offset the impact of coupon income. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.80% during the period. Escalating geopolitical tensions supported government bonds prices over the first half of the period and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs coupled with continued monetary policy normalization in the form of gradual interest rate increase pushed U.S. Treasury yields higher over the second half of the period despite elevated political uncertainty in Europe.

Investment-grade credit markets outperformed treasuries against a backdrop of generally strong global economic data and positive earnings trends as coupon income helped to offset spread widening. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions activity, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. The prices of lower rated bonds held up better than higher rated bonds benefiting from continued demand for yield-producing assets and a paucity of supply. Investment-grade corporate spreads widened 0.07% while high-yield corporate spreads tightened 0.16%, according to Bloomberg Barclays index data.

From a monetary policy perspective, accommodative support continued to be incrementally reduced during the period. The Federal Reserve (Fed) began tapering its asset purchases, increased interest rates three times, and projected additional increases. The European Central Bank (ECB) announced an end to its quantitative easing program, slated for December 2018, but pledged to keep policy interest rates unchanged at least through the summer of 2019. Noting that future rate increases would depend on the stability of the

U.K.’s exit from the E.U., the Bank of England increased rates for the first time in ten years. Notable outliers included the Bank of Japan (BOJ) and Peoples Bank of China (PBOC); the BOJ pushed back against speculation it would unwind stimulus by pledging “unlimited” purchases of government bonds to maintain its zero interest rate policy while the PBOC unexpectedly cut its reserve requirement ratio for most banks by 1.00% to free up lending to small businesses.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., gross domestic product (GDP) grew at a 4.1% annualized rate in the second quarter of 2018, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed U.S. housing market data. Eurozone economic confidence held firm despite announced trade tariffs between the currency bloc and the U.S. Inflation in the Eurozone rose to 2% year-over-year as a result of higher energy prices – the core rate declined to a 1% year-over-year pace. Japan’s jobless rate fell to the lowest level in 25 years, helping to lift inflation; however, manufacturing weakened on higher input costs. China’s manufacturing Purchasing Managers’ Index (PMI) eased late in the period due to weaker exports while new orders helped boost non-manufacturing PMI.

The U.S. dollar (USD) ended flat versus major currencies over the period. Questionable political support for a strong currency extended the USD’s 2017 decline into early 2018, particularly given escalating trade tensions between the U.S. and its major trading partners. However, the USD rallied strongly late in the period, supported by U.S. growth outperformance, rising U.S. inflation, the Fed’s persistent tightening bias, as well as safe-haven flows prompted by trade war concerns. Emerging markets currencies bore the brunt of the sell-off, notably countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. monetary tightening and changing global financial conditions.

Absolute returns across most major fixed income credit risk sectors were negative for the twelve-month period, driven by an increase in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as coupon income helped to offset the impact of the increase in government bond yields.

*	Hartford Corporate Bond ETF liquidated on September 21, 2018

3

Hartford Corporate Bond ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

The Fund’s allocation to high yield corporates, particularly in Financials, detracted from performance relative to the Bloomberg Barclays U.S. Corporate Bond Index, while the Fund’s exposure to taxable municipals was additive to relative performance.

The Fund used U.S. Treasury futures to adjust the duration and risk posture of the Fund. This position had a neutral impact on relative performance over the period.

What is the outlook?

We believe the U.S. economy currently remains on a positive growth trajectory, driven by consumer spending and investment, with forecasted GDP growth of 2.9% in 2018. If fiscal stimulus does in fact result in a growth boost at a time of full employment, we believe the Fed could raise policy rates more aggressively to mitigate future inflation risk. We believe that corporate fundamentals remain strong but we expect them to deteriorate through the course of the year as companies pursue debt-funded mergers and acquisitions. In our view the best quarters of revenue growth are likely behind us for this cycle. While we believe that Net leverage remains at a reasonable level versus history given elevated cash balances, we expect companies to spend a lot of this cash due to changes to repatriation rules with tax reform. Secondary market liquidity appears to have deteriorated since the beginning of the year. Despite the U.S. market’s relative yield advantage, demand from overseas investors has declined as a result of higher hedging costs. As of the fiscal year ended July 31, 2018, the Fund continued to be positioned with a modestly pro-cyclical posture. Sector weights are driven by our bottom-up credit selection and, thus, the Fund was positioned with out-of-benchmark exposure to taxable municipals and overweights to the communications and insurance sectors. The Fund’s largest underweights were to the capital goods, technology, and consumer non-cyclical sectors.

Important Risks

The fund has a limited operating history. Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •In certain instances, unlike other ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Portfolio Composition by Security Type(1)

as of July 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	92.6%
Municipal Bonds	4.4

Total	97.0%

Short-Term Investments	1.7
Other Assets & Liabilities	1.3

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

4

Fund Performance and Summary

Hartford Municipal Opportunities ETF inception 12/13/2017 (Unaudited)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 07/31/18)

Since Inception[1]
Municipal Opportunities ETF (NAV Return)	0.60%
Municipal Opportunities ETF (Market Price Return)	0.60%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	0.30%

[1]	Inception: 12/13/2017. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus, as supplemented, was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2018.

5

Hartford Municipal Opportunities ETF

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Municipal Opportunities ETF returned 0.60% for the period from December 13, 2017 (commencement of operations) through July 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 0.30% for the same period. The Fund also outperformed the 0.19% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the 12-month period ended July 31, 2018, United States fixed income markets generated negative total returns over the trailing twelve months ended July 31, 2018 as rising U.S. Treasury yields and widening high-grade corporate spreads more than offset the impact of coupon income. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.80% during the period. Escalating geopolitical tensions supported government bonds prices over the first half of the period and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs coupled with continued monetary policy normalization in the form of gradual interest rate increase pushed U.S. Treasury yields higher over the second half of the period despite elevated political uncertainty in Europe.

Investment-grade credit markets outperformed treasuries against a backdrop of generally strong global economic data and positive earnings trends as coupon income helped to offset spread widening. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions activity, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. The prices of lower rated bonds held up better than higher rated bonds benefiting from continued demand for yield-producing assets and a paucity of supply. Investment-grade corporate spreads widened 0.07% while high-yield corporate spreads tightened 0.16%, according to Bloomberg Barclays index data.

From a monetary policy perspective, accommodative support continued to be incrementally reduced during the period. The Federal Reserve (Fed) began tapering its asset purchases, increased interest rates three times, and projected additional increases. The European Central Bank (ECB) announced an end to its quantitative easing program, slated for December 2018, but pledged to keep policy interest rates unchanged at least through the summer of 2019. Noting that future rate increases would depend on the stability of the U.K.’s exit from the E.U., the Bank of England increased rates for the first time in ten years. Notable outliers included the Bank of Japan (BOJ) and Peoples Bank of China (PBOC); the BOJ pushed back against speculation it would unwind stimulus by pledging “unlimited” purchases of government bonds to maintain its zero interest rate policy while the PBOC unexpectedly cut its reserve requirement ratio for most banks by 1.00% to free up lending to small businesses.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., Gross Domestic Product (GDP) grew at a 4.1% annualized rate in the second quarter of 2018, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed U.S. housing market data. Eurozone economic confidence held firm despite announced trade tariffs between the currency bloc and the U.S. Inflation in the Eurozone rose to 2% year-over-year as a result of higher energy prices – the core rate declined to a 1% year-over-year pace. Japan’s jobless rate fell to the lowest level in 25 years, helping to lift inflation; however, manufacturing weakened on higher input costs. China’s manufacturing Purchasing Managers’ Index (PMI) eased late in the period due to weaker exports while new orders helped boost non-manufacturing PMI.

The U.S. dollar (USD) ended flat versus major currencies over the period. Questionable political support for a strong currency extended the USD’s 2017 decline into early 2018, particularly given escalating trade tensions between the U.S. and its major trading partners. However, the USD rallied strongly late in the period, supported by U.S. growth outperformance, rising U.S. inflation, the Fed’s persistent tightening bias, as well as safe-haven flows prompted by trade war concerns. Emerging markets currencies bore the brunt of the sell-off, notably countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. monetary tightening and changing global financial conditions.

Absolute returns across most major fixed income credit risk sectors were negative for the twelve-month period, driven by an increase in government bond yields. On an excess return basis, most credit risk

6

Hartford Municipal Opportunities ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as coupon income helped to offset the impact of the increase in government bond yields.

Tax-exempt municipal bonds, as represented by the ICE Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a negative total return of -0.03% for the period ended July 31, 2018. The index posted positive returns of 1.0% for the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries decreased over the period, falling from 85.0% to 82.7%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds was relatively strong while supply was measured.

An allocation to and security selection within high yield revenue bonds was the primary driver of benchmark-relative outperformance during the period. Security selection within investment grade general obligation bonds also contributed positively to relative results over the period. The Fund’s duration and yield curve positioning detracted from performance, largely due to the fallout of the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates rose.

Derivatives were not used in this Fund during the period ended July 31, 2018.

What is the outlook?

We expect U.S. economic growth momentum to continue in the second half of 2018, supported by low unemployment, tax cuts, and investment spending. We ended the period with a moderately pro-cyclical risk posture. We expect revenue bond fundamentals to remain positive with the possible exception of Healthcare where we feel we have likely seen peak financial results Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads, where we believe fundamentals and spread levels are slightly more attractive than the airport sectors. Airports have been decreasing fees as they compete for flight traffic. Toll road revenues continue to grow as auto travel remains strong. Toll road revenues also have an automatic inflation adjustment and are generally inexpensive to run. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. Municipal spreads have continued to tighten over the last several months as an increase of new issue ahead of tax reform was met with healthy demand. We expect to continue to see positive near-term technicals on light supply.

Important Risks

The fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. •In certain instances, unlike other ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Composition of Fund’s Municipal Bonds(1)

as of July 31, 2018

Municipal Bonds	Percentage of Net Assets
Airport	5.2%
Development	1.7
Education	6.6
General Obligation	13.5
Higher Education	3.7
Medical	7.4
Mello-Roos District	0.9
Nursing Homes	3.5
Other(2)	8.6
Power	4.4
School District	13.1
Single Family Housing	3.5
Tobacco	6.5
Transportation	14.2
Water	1.9
Short-Term Investments	5.6

Other Assets & Liabilities	(0.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

7

Fund Performance and Summary

Hartford Quality Bond ETF* inception 03/21/2017 (Unaudited)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns (as of 07/31/18)

	1 Year	Since Inception[1]
Quality Bond ETF (NAV Return)	-0.50%	1.01%
Quality Bond ETF (Market Price Return)	-0.52%	1.12%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.80%	0.99%

[1]	Inception: 03/21/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.41%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2018.

*	Hartford Quality Bond ETF liquidated on September 21, 2018.

8

Hartford Quality Bond ETF*

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Cory D. Perry, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Quality Bond ETF returned -0.50% for the 12-month period ended July 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.80% for the same period. The Fund also outperformed the -0.86% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the 12-month period ended July 31, 2018, United States fixed income markets generated negative total returns over the trailing twelve months ended July 31, 2018 as rising U.S. Treasury yields and widening high-grade corporate spreads more than offset the impact of coupon income. Escalating geopolitical tensions supported government bonds prices over the first half of the period and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs coupled with continued monetary policy normalization in the form of gradual interest rate increases pushed U.S. Treasury yields higher over the second half of the period despite elevated political uncertainty in Europe.

Investment-grade credit markets outperformed treasuries against a backdrop of generally strong global economic data and positive earnings trends as coupon income helped to offset spread widening. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions activity, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. The prices of lower rated bonds held up better than those of higher rated bonds, benefiting from continued demand for yield-producing assets and a paucity of supply. Investment-grade corporate spreads widened 0.07% while high-yield corporate spreads tightened 0.16%, according to Bloomberg Barclays index data.

From a monetary policy perspective, accommodative support continued to be incrementally reduced during the period. The Federal Reserve (Fed) began tapering its asset purchases, increased interest rates three times, and projected additional increases. The European Central Bank (ECB) announced an end to its quantitative easing program, slated for December 2018, but pledged to keep policy interest rates unchanged at least through the summer of 2019. Noting that future rate increases would depend on the stability of the U.K.’s exit from the E.U., the Bank of England increased rates for the first time in ten years. Notable outliers included the Bank of Japan (BOJ) and Peoples Bank of China (PBOC); the BOJ pushed back against speculation it would unwind stimulus by pledging “unlimited” purchases of government bonds to maintain its zero interest rate policy while the PBOC unexpectedly cut its reserve requirement ratio for most banks by 1.00% to free up lending to small businesses.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., Gross Domestic Product (GDP) grew at a 4.1% annualized rate in the second quarter of 2018, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed U.S. housing market data. Eurozone economic confidence held firm despite announced trade tariffs between the currency bloc and the U.S. Inflation in the Eurozone rose to 2% year-over-year as a result of higher energy prices – the core rate declined to a 1% year-over-year pace. Japan’s jobless rate fell to the lowest level in 25 years, helping to lift inflation; however, manufacturing weakened on higher input costs. China’s manufacturing Purchasing Managers’ Index (PMI) eased late in the period due to weaker exports while new orders helped boost non-manufacturing PMI.

*	Hartford Quality Bond ETF liquidated on September 21, 2018.

9

Hartford Quality Bond ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

The U.S. dollar (USD) ended flat versus major currencies over the period. Questionable political support for a strong currency extended the USD’s 2017 decline into early 2018, particularly given escalating trade tensions between the U.S. and its major trading partners. However, the USD rallied strongly late in the period, supported by U.S. growth outperformance, rising U.S. inflation, the Fed’s persistent tightening bias, as well as safe-haven flows prompted by trade war concerns. Emerging markets currencies bore the brunt of the sell-off, notably countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. monetary tightening and changing global financial conditions.

Absolute returns across most major fixed income credit risk sectors were negative for the twelve-month period, driven by an increase in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as coupon income helped to offset the impact of the increase in government bond yields.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned -0.41% for the period. During the period, Ginnie Mae (GNMA) pass-throughs generated positive excess returns but underperformed conventional MBS, Freddie Mac and Fannie Mae (FHLMC, and FNMA). Expectations of de-regulation that would likely reduce the appeal of owning GNMA MBS adversely affected demand for these instruments. However, higher coupon GNMAs performed better, boosted by expectations of slowing prepayments on the back of efforts to curb the aggressive refinancing of loans guaranteed by the U.S. Department of Veterans’ Affairs. Within conventional MBS, higher coupons and 15-year pass-throughs generally lagged.

The Fund’s allocation to Treasury inflation-protected securities (TIPS) had a positive impact on performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The Fund also benefited from an allocation to non-agency mortgages, FNMA Delegated Underwriting and Servicing (DUS) bonds and asset-backed securities. The Fund’s overweight to both GNMA pass-throughs, concentrated in higher coupons, and commercial mortgage-backed securities (CMBS) also contributed positively to relative performance. On the other hand, security selection within conventional pass-throughs detracted from overall performance, specifically within high-coupon FHLMC pass-throughs.

For the period, the Fund’s structural lack of exposure to investment grade (IG) corporate credit detracted from performance as corporate bonds significantly outperformed government bonds. A shorter structural duration posture verses the Bloomberg Barclays U.S. Aggregate Bond Index contributed positively to benchmark relative performance as interest rates increased over the period. The Fund strategically maintains a shorter duration than the Index, particularly on the long-end of the yield curve where the Fund was most underweight.

The Fund utilized U.S. Treasury futures and interest rate swaps to adjust the duration and risk posture of the Fund. Over the period, the use of these instruments was modestly positive for performance. We also held investments in high quality sovereign cash securities while hedging the currency risk back to U.S. dollar – via currency forwards – as a way to enhance the Fund’s cash returns. This positioning also benefited relative results.

What is the outlook?

We continue to believe agency MBS represents a better risk/reward trade-off than investment grade credit over a full cycle. Valuations in MBS are relatively fair in our view. We believe that mortgages have become more attractive as spreads relative to Treasuries have widened since 2017 but remain near long-term lows. Relatively tight MBS spreads are a reflection of steady economic growth, benign inflation, and low volatility, which skews the risks to the downside should any of these factors revert. The increase in market volatility has pushed spreads wider in competing sectors. Concerns about underperformance in some of these higher risk sectors could cause investors to de-risk and shift into higher-quality assets. This shift could push MBS spreads wider, but they would likely outperform on a relative basis. As the Fed continues to reduce its balance sheet, the pace of that reduction should gradually increase. Since the Fed has been transparent, we expect the path to wider spreads will be gradual, and partially offset by the benefit of income. Longer term, we expect MBS spreads to remain toward the tight end of their range.

We have a constructive outlook on most non-agency residential MBS, given the strong performance of the U.S. housing market and positive technical tailwinds. Our longer term commercial MBS outlook is constructive due to what we consider to be favorable economic fundamentals. However, underwriting on new issue deals has become more aggressive, making us more cautious as we look at securities that are more risky within an individual bond deal. We are constructive on asset-backed securities and collateralized loan obligations driven by strong fundamentals, balanced somewhat by the later stage of the cycle.

Important Risks

The fund has a limited operating history. Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally

10

Hartford Quality Bond ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

fall. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. •The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. •The use of dollar rolls, repurchase agreements, or reverse repurchase agreements may increase the fund’s risk and volatility. •In certain instances, unlike other ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Portfolio Composition by Security Type(1)

as of July 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.7%
U.S. Government Agencies	78.0
U.S. Government Securities	6.8

Total	109.5%

Short-Term Investments	12.7
Purchased Options	0.8
Other Assets & Liabilities	(23.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

11

Fund Performance and Summary

Hartford Schroders Tax-Aware Bond ETF inception 04/18/2018 (Unaudited)

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 7/31/18)

Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	0.37%
Tax-Aware Bond ETF (Market Price Return)	0.48%
Bloomberg Barclays Municipal Bond Index	0.98%

[1]	Inception: 04/18/2018. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of municipal bonds with maturities greater than two years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus, as supplemented, was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2018.

12

Hartford Schroders Tax-Aware Bond ETF

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Managers

Andrew B.J. Chorlton, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Edward H. Jewett

Portfolio Manager

Schroder Investment Management North America Inc.

Richard A. Rezek Jr., CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Neil G. Sutherland, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Julio C. Bonilla, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

How did the Fund perform during the period?

Hartford Schroders Tax-Aware Bond ETF returned 0.37% for the period from April 18, 2018 (commencement of operations) through July 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 0.98% for the same period. The Fund also underperformed the 0.98% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

The Fund’s exposure to Treasury bonds and underweight to municipals resulted in underperformance relative to the Bloomberg Barclays Municipal Bond Index. Duration and yield curve positioning detracted from returns due to the Fund’s underweight to the long-end of the yield curve with longer-dated municipals outperforming shorter-dated throughout most of the review period. Additionally, the Fund’s overweight to Treasuries’ duration negatively impacted performance as the Fund is more sensitive to the movements of the 10 year rate.

Performance in the municipal market was strong during the period, outperforming Treasuries (0.90%) in 3 out of the 4 months. The Bloomberg Barclays Municipal Bond Index returned 0.98% for the period and year to date of the Index performance is flat (-0.01%). The municipal bond market started the year off by posting the biggest first-quarter loss in more than two decades, but has since stabilized due to several factors, including strong demand coupled with low issuance.

Global bond markets suffered from bouts of volatility in the second quarter due to a confluence of factors; however, July offered a much needed reprieve due to the lack of market-moving geopolitical headlines, strong technical measures and general positive economic data. Persistent themes throughout the period included greater dispersion between accelerating U.S. growth and a softening of economic activity elsewhere, trade tensions between the U.S. and China, and the formation of a populist coalition government in Italy. A strong U.S. economy was evident with U.S. retail sales growing, corporate profits rising (and surpassing estimates) and the unemployment rate falling to the lowest level since 1969. These strong economic indicators gave the U.S. Federal Reserve (Fed) the confidence to raise interest rates again in June and signal two further increases to come this year.

U.S. 10-year Treasury yields were volatile during the period reaching a seven-year high of 3.11% in May on growing inflation expectations before retracing below 2.8% driven by risk aversion ahead of June. The spread between 2 and 10-year yields reached its lowest point since 2007 as the Fed raised rates and continued to make statements suggesting plans to further raise rates at its June meeting. A notable theme during the period up until July was the widening in investment grade corporate spreads. Heavy supply and weaker demand continued to weigh on the sector, although this eased in July due to seasonally low supply. As a result, investment grade corporates underperformed both Treasuries and tax-exempt municipals over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The market continues to adjust to the most significant changes to the tax code in over three decades. While many expect the trend of net negative supply of municipal bonds to continue, it is important to keep

13

Hartford Schroders Tax-Aware Bond ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

in mind there is a possibility gross supply could pressure municipal bond performance. Near to long term, we are watching for a shift in demand from various buyers that have historically participated in the market, including both individuals and crossover buyers.

Credit and security selection continue to be key to performance as we expect the dichotomy between stronger and weaker state and local governments to continue. We believe that pension commitments, rising health care costs, and possible reductions in federal expenditures (Medicaid) will require strong fiscal management as well as the political will to make tough decisions going forward. We believe that research is more critical than ever. Within the municipal market, we favor the non-cyclical nature of revenue sectors including but not limited to Healthcare, toll roads and colleges and universities. In our view, credit assets have benefited disproportionately in recent years from a regime of low inflation, low volatility and the reduction by central banks of the free float of risk free assets to the tune of several trillion dollars. This dynamic seems to have created a perfect storm of yield and risk seeking behavior. We expect markets to be characterized by a higher level of volatility as central banks allow market forces to dictate valuations. Although we believe that the economic growth outlook remains healthy, the valuation backdrop in many sectors is far less compelling than it has been in years.

Important Risks

The fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. •In certain instances, unlike other

ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Portfolio Composition by Security Type(1)

as of July 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	11.3%
Municipal Bonds	62.7
U.S. Government Securities	11.9

Total	85.9%

Short-Term Investments	17.7
Other Assets & Liabilities	(3.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

14

Fund Performance and Summary

Hartford Short Duration ETF inception 05/30/2018 (Unaudited)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 07/31/18)

Since Inception[1]
Short Duration ETF (NAV Return)	0.31%
Short Duration ETF (Market Price Return)	0.36%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.07%

[1]	Inception: 05/30/2018. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2018.

15

Hartford Short Duration ETF

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Short Duration ETF returned 0.31%, for the period from May 30, 2018 (commencement of operations) through July 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.07% for the same period. The Fund also outperformed the 0.19% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the 12-month period ended July 31, 2018, United States fixed income markets generated negative total returns over the trailing twelve months ended July 31, 2018 as rising U.S. Treasury yields and widening high-grade corporate spreads more than offset the impact of coupon income. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.80% during the period. Escalating geopolitical tensions supported government bonds prices over the first half of the period and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs coupled with continued monetary policy normalization in the form of gradual interest rate increase pushed U.S. Treasury yields higher over the second half of the period despite elevated political uncertainty in Europe.

Investment-grade credit markets outperformed treasuries against a backdrop of generally strong global economic data and positive earnings trends as coupon income helped to offset spread widening. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions activity, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. The prices of lower rated bonds held up better than higher rated bonds benefiting from continued demand for yield-producing assets and a paucity of supply. Investment-grade corporate spreads widened 0.07% while high-yield corporate spreads tightened 0.16%, according to Bloomberg Barclays index data.

From a monetary policy perspective, accommodative support continued to be incrementally reduced during the period. The Federal Reserve (Fed) began tapering its asset purchases, increased interest rates three times, and projected additional increases. The European Central Bank (ECB) announced an end to its quantitative easing program, slated for December 2018, but pledged to keep policy interest rates unchanged at least through the summer of 2019. Noting that future rate increases would depend on the stability of the U.K.’s exit from the E.U., the Bank of England increased rates for the first time in ten years. Notable outliers included the Bank of Japan (BOJ) and Peoples Bank of China (PBOC); the BOJ pushed back against speculation it would unwind stimulus by pledging “unlimited” purchases of government bonds to maintain its zero interest rate policy while the PBOC unexpectedly cut its reserve requirement ratio for most banks by 1.00% to free up lending to small businesses.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., Gross Domestic Product (GDP) grew at a 4.1% annualized rate in the second quarter of 2018, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed U.S. housing market data. Eurozone economic confidence held firm despite announced trade tariffs between the currency bloc and the U.S. Inflation in the Eurozone rose to 2% year-over-year as a result of higher energy prices – the core rate declined to a 1% year-over-year pace. Japan’s jobless rate fell to the lowest level in 25 years, helping to lift inflation; however, manufacturing weakened on higher input costs. China’s manufacturing Purchasing Managers’ Index (PMI) eased late in the period due to weaker exports while new orders helped boost non-manufacturing PMI.

The U.S. dollar (USD) ended flat versus major currencies over the period. Questionable political support for a strong currency extended the USD’s 2017 decline into early 2018, particularly given escalating trade tensions between the U.S. and its major trading partners. However, the USD rallied strongly late in the period, supported by U.S. growth outperformance, rising U.S. inflation, the Fed’s persistent tightening bias, as well as safe-haven flows prompted by trade war concerns. Emerging markets currencies bore the brunt of the sell-off, notably countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. monetary tightening and changing global financial conditions.

Absolute returns across most major fixed income credit risk sectors were negative for the twelve-month period, driven by an increase in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as coupon income helped to offset the impact of the increase in government bond yields.

The Fund’s overweight to investment grade (IG) corporate credit was the primary driver of outperformance versus the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period. The Fund’s

16

Hartford Short Duration ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

allocation to bank loans, which we are not included in its benchmark index, also contributed positively to relative outperformance over the period. Duration and yield curve positioning were neutral to benchmark relative returns for the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We ended the period positioned with a moderate pro-cyclical risk posture, favoring the credit and securitized debt sectors. Our view is based on our expectations of continued U.S. economic growth momentum, underpinned by consumption, labor market strength, and fiscal stimulus. Inflation pressures appear to be rising and we believe that global growth more broadly is likely to persist. However, escalating trade tensions and protectionism pose risks to the outlook. We expect the Fed to continue its gradual rate tightening path, though rising inflation could prolong the hiking cycle. Given our expectation for positive, sustained growth – both in the U.S. and abroad – combined with a moderate rise in inflation, the Fed may be able to achieve their projected four total rate increases in 2018. As a result, the Fund is positioned with a short duration bias. At the end of the period, we maintained exposure to bank loans and high yield credit and remained overweight investment grade corporate credit, favoring Financials and Industrials. We also maintained allocations to agency Mortgage-Backed Securities (MBS), and non-agency MBS on continued strength in the housing market. We also continued to favor asset-backed securities (ABS) and higher quality collateralized loan obligations.

Important Risks

The fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. As part of its investment strategy, the fund may allocate a portion of its assets among specialist portfolio managers. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. •In certain instances, unlike other ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Portfolio Composition by Security Type(1)

as of July 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.7%
Corporate Bonds	63.9
Senior Floating Rate Interests	22.5
U.S. Government Agencies	7.3

Total	98.4%

Short-Term Investments	10.7
Other Assets & Liabilities	(9.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

17

Fund Performance and Summary

Hartford Total Return Bond ETF inception 09/27/2017 (Unaudited)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 7/31/18)

Since Inception[1]
Total Return Bond ETF (NAV Return)	-0.71%
Total Return Bond ETF (Market Price Return)	-0.74%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.14%

[1]	Inception: 09/27/2017. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 Shares.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus, as supplemented, was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2018.

18

Hartford Total Return Bond ETF

Manager Discussion

July 31, 2018 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Total Return Bond ETF returned -0.71%, for the period from September 27, 2017 (commencement of operations) through July 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.14% for the same period. The Fund also outperformed the -1.16% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the 12-month period ended July 31, 2018, United States fixed income markets generated negative total returns over the trailing twelve months ended July 31, 2018 as rising U.S. Treasury yields and widening high-grade corporate spreads more than offset the impact of coupon income. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.80% during the period. Escalating geopolitical tensions supported government bonds prices over the first half of the period and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs coupled with continued monetary policy normalization in the form of gradual interest rate increase pushed U.S. Treasury yields higher over the second half of the period despite elevated political uncertainty in Europe.

Investment-grade credit markets outperformed treasuries against a backdrop of generally strong global economic data and positive earnings trends as coupon income helped to offset spread widening. Credit spreads widened amid concerns over increased leverage from a pickup in mergers and acquisitions activity, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. The prices of lower rated bonds held up better than higher rated bonds benefiting from continued demand for yield-producing assets and a paucity of supply. Investment-grade corporate spreads widened 0.07% while high-yield corporate spreads tightened 0.16%, according to Bloomberg Barclays index data.

From a monetary policy perspective, accommodative support continued to be incrementally reduced during the period. The Federal

Reserve (Fed) began tapering its asset purchases, increased interest rates three times, and projected additional increases. The European Central Bank (ECB) announced an end to its quantitative easing program, slated for December 2018, but pledged to keep policy interest rates unchanged at least through the summer of 2019. Noting that future rate increases would depend on the stability of the U.K.’s exit from the E.U., the Bank of England increased rates for the first time in ten years. Notable outliers included the Bank of Japan (BOJ) and Peoples Bank of China (PBOC); the BOJ pushed back against speculation it would unwind stimulus by pledging “unlimited” purchases of government bonds to maintain its zero interest rate policy while the PBOC unexpectedly cut its reserve requirement ratio for most banks by 1.00% to free up lending to small businesses.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., gross domestic product (GDP) grew at a 4.1% annualized rate in the second quarter of 2018, labor market strength continued, and small business and consumer surveys painted an optimistic outlook for the economy. Low inventory and higher mortgage rates led to mixed U.S. housing market data. Eurozone economic confidence held firm despite announced trade tariffs between the currency bloc and the U.S. Inflation in the Eurozone rose to 2% year-over-year as a result of higher energy prices – the core rate declined to a 1% year-over-year pace. Japan’s jobless rate fell to the lowest level in 25 years, helping to lift inflation; however, manufacturing weakened on higher input costs. China’s manufacturing Purchasing Managers’ Index (PMI) eased late in the period due to weaker exports while new orders helped boost non-manufacturing PMI.

The U.S. dollar (USD) ended flat versus major currencies over the period. Questionable political support for a strong currency extended the USD’s 2017 decline into early 2018, particularly given escalating trade tensions between the U.S. and its major trading partners. However, the USD rallied strongly late in the period, supported by U.S. growth outperformance, rising U.S. inflation, the Fed’s persistent tightening bias, as well as safe-haven flows prompted by trade war concerns. Emerging markets currencies bore the brunt of the sell-off,

19

Hartford Total Return Bond ETF

Manager Discussion – (continued)

July 31, 2018 (Unaudited)

notably countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. monetary tightening and changing global financial conditions.

Absolute returns across most major fixed income credit risk sectors were negative for the twelve-month period, driven by an increase in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the same period, including high yield, emerging markets debt, and investment grade corporates, as coupon income helped to offset the impact of the increase in government bond yields.

The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) contributed positively to results relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Credit positioning contributed favorably to relative performance during the period. Bank loans and high yield investments had a positive impact on returns while investment grade (IG) credit detracted from performance. The Fund’s interest rate positioning, which we managed through the period, detracted from relative performance. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to relative results following stronger inflation data and the expected impact of trade tariffs.

The Fund used derivatives, including interest rate swaps and credit default swap indices, to manage the Fund’s duration and risk posture. Derivative exposure to both interest rate swaps and credit default swap indices contributed favorably to the Fund’s relative performance over the period.

What is the outlook?

As of July 31, 2018, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we consider to be positive U.S. economic growth momentum and improving European growth prospects.

As of July 31, 2018, we remain positioned for an increase in inflation expectations. We ended the period with underweight positioning to IG credit and continued to favor Financials. The Fund maintained an out-of-benchmark allocation to select non-agency RMBS. The Fund also held senior CMBS with what we believe is attractive collateral. We continued to favor bank loans for what we view as their attractive risk/reward profile. We also continued to hold high yield investments and added to the Fund’s European Financials exposure following the Italian elections. We continued to hold select exposure to emerging markets (EM) debt where valuations appear to be attractive and maintain an allocation to EM corporates.

Important Risks

The fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The fund seeks to achieve its investment objective by allocating assets among different portfolio management teams. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the fund’s shares may fluctuate due to changes in the market value of the fund’s holdings, as well as the relative supply of and demand for the shares on an exchange. The fund is actively managed and does not seek to replicate the performance of a specified index. •Fixed income security risks include credit, liquidity, call, duration, and interest rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, credit and extension risks. •The fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the fund to additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. •In certain instances, unlike other ETFs, the fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the fund less tax-efficient and incur more fees than an ETF that transacts in kind.

Portfolio Composition by Security Type(1)

as of July 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.4%
Corporate Bonds	30.8
Foreign Government Obligations	10.8
Municipal Bonds	0.5
Senior Floating Rate Interests	2.9
U.S. Government Agencies	43.1
U.S. Government Securities	16.9

Total	119.4%

Short-Term Investments	21.5
Purchased Options	0.1
Other Assets & Liabilities	(41.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

20

Hartford Active Fixed Income ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2018 through July 31, 2018, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Corporate Bond ETF

Actual Return			Hypothetical (5% return before expenses)
Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$979.50	$2.16	$1,000.00	$1,022.61	$2.21	0.44%

Hartford Municipal Opportunities ETF

Actual Return			Hypothetical (5% return before expenses)
Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$1,011.80	$1.70	$1,000.00	$1,023.11	$1.71	0.34%

21

Hartford Active Fixed Income ETFs

Expense Examples (Unaudited) – (continued)

Hartford Quality Bond ETF

Actual Return			Hypothetical (5% return before expenses)
Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$1,001.00	$1.93	$1,000.00	$1,022.86	$1.96	0.39%

Hartford Schroders Tax-Aware Bond ETF(1)

Actual Return			Hypothetical (5% return before expenses)*
Beginning Account Value April 18, 2018	Ending Account Value July 31, 2018	Expenses paid during the period April 18, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$1,003.70	$1.11	$1,000.00	$1,022.86	$1.96	0.39%

*

Please note that while the Fund commenced operations on April 18, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2018 to July 31, 2018.

(1)	Commenced operations on April 18, 2018.

Hartford Short Duration ETF(1)

Actual Return			Hypothetical (5% return before expenses)*
Beginning Account Value May 30, 2018	Ending Account Value July 31, 2018	Expenses paid during the period May 30, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$1,003.10	$0.49	$1,000.00	$1,023.36	$1.45	0.29%

*

Please note that while the Fund commenced operations on May 30, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2018 to July 31, 2018.

(1)	Commenced operations on May 30, 2018.

Hartford Total Return Bond ETF

Actual Return			Hypothetical (5% return before expenses)
Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses paid during the period February 1, 2018 through July 31, 2018	Annualized expense ratio
$1,000.00	$997.20	$1.83	$1,000.00	$1,022.96	$1.86	0.37%

22

Hartford Corporate Bond ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.6%
		Aerospace/Defense - 1.6%
$	180,000	L3 Technologies, Inc. 3.85%, 06/15/2023	$179,177
	60,000	United Technologies Corp. 4.50%, 06/01/2042	60,281

			239,458

		Agriculture - 3.7%
	190,000	BAT Capital Corp. 3.22%, 08/15/2024(1)	181,470
	220,000	Imperial Brands Finance plc 3.75%, 07/21/2022(2)	218,302
	70,000	Nutrien Ltd. 4.13%, 03/15/2035	64,944
	70,000	Reynolds American, Inc. 4.85%, 09/15/2023	72,968

			537,684

		Auto Manufacturers - 0.6%
	90,000	General Motors Financial Co., Inc. 3.10%, 01/15/2019	90,184

		Beverages - 1.7%
		Anheuser-Busch InBev Worldwide, Inc.
	140,000	4.44%, 10/06/2048	136,484
	115,000	4.60%, 04/15/2048	115,138

			251,622

		Commercial Banks - 21.7%
		Bank of America Corp.
	230,000	2.50%, 10/21/2022	220,229
	115,000	3 mo. USD LIBOR + 1.090%, 3.09%, 10/01/2025(3)	109,514
	80,000	4.18%, 11/25/2027	78,257
	110,000	3 mo. USD LIBOR + 1.990%, 4.44%, 01/20/2048(3)	110,232
	140,000	Bank of Nova Scotia 4.50%, 12/16/2025	140,003
	200,000	Barclays plc 3.68%, 01/10/2023	194,814
		BNP Paribas S.A.
	200,000	5 year USD Swap + 1.483%, 4.38%, 03/01/2033(1)(3)	192,352
	200,000	5 year USD Swap + 5.150%, 7.38%, 08/19/2025(2)(3)(4)	212,500
	150,000	Capital One Financial Corp. 3.75%, 03/09/2027	142,670
		Citigroup, Inc.
	40,000	5.30%, 05/06/2044	41,701
	30,000	6.68%, 09/13/2043	37,390
	160,000	Deutsche Bank AG 3.70%, 05/30/2024	150,464
		Goldman Sachs Group, Inc.
	80,000	3.85%, 01/26/2027	77,723
	60,000	6.75%, 10/01/2037	73,370
	200,000	HSBC Holdings plc 3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(3)	196,598
		JP Morgan Chase & Co.
	80,000	3 mo. USD LIBOR + 1.337%, 3.78%, 02/01/2028(3)	77,898
	150,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(3)	145,456

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.6% - (continued)
		Commercial Banks - 21.7% - (continued)
		Morgan Stanley
$	110,000	2.63%, 11/17/2021	$107,056
	70,000	2.65%, 01/27/2020	69,566
	80,000	3.95%, 04/23/2027	77,046
	200,000	Norddeutsche Landesbank Girozentrale 6.25%, 04/10/2024(2)	189,940
		UniCredit S.p.A.
	200,000	4.63%, 04/12/2027(2)	187,159
	200,000	5 year USD ICE Swap + 3.703%, 5.86%, 06/19/2032(1)(3)	180,453
		Wells Fargo & Co.
	70,000	4.13%, 08/15/2023	70,364
	100,000	5.38%, 11/02/2043	109,059

			3,191,814

		Commercial Services - 1.2%
	80,000	Catholic Health Initiatives 4.35%, 11/01/2042	74,628
	120,000	ERAC USA Finance LLC 4.20%, 11/01/2046(1)	108,012

			182,640

		Diversified Financial Services - 2.2%
	310,000	Aircastle Ltd. 5.13%, 03/15/2021	318,035

		Electric - 8.3%
	40,000	Appalachian Power Co. 4.45%, 06/01/2045	40,766
	70,000	Cleco Corporate Holdings LLC 4.97%, 05/01/2046	69,380
	40,000	Edison International 4.13%, 03/15/2028	39,674
	240,000	Fortis, Inc. 3.06%, 10/04/2026	219,846
	75,000	Georgia Power Co. 4.30%, 03/15/2042	75,598
	40,000	Indiana Michigan Power Co. 4.55%, 03/15/2046	41,499
		Kansas City Power & Light Co.
	190,000	3.65%, 08/15/2025	186,579
	30,000	4.20%, 03/15/2048	29,330
	120,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	128,759
	215,000	Pacific Gas & Electric Co. 3.30%, 03/15/2027	196,413
	75,000	Southern California Edison Co. 4.13%, 03/01/2048	72,727
	125,000	Southern Co. 4.40%, 07/01/2046	124,906

			1,225,477

		Electrical Components & Equipment - 0.5%
	70,000	FirstEnergy Transmission, LLC 4.35%, 01/15/2025(2)	70,321

		Environmental Control - 0.7%
	110,000	Republic Services, Inc. 3.38%, 11/15/2027	104,427

The accompanying notes are an integral part of these financial statements.

23

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.6% - (continued)
		Food - 1.2%
		Kraft Heinz Foods Co.
$	110,000	3.00%, 06/01/2026	$100,813
	90,000	4.38%, 06/01/2046	80,015

			180,828

		Gas - 0.7%
	110,000	Sempra Energy 3.55%, 06/15/2024	107,294

		Healthcare-Products - 1.0%
	150,000	Boston Scientific Corp. 4.00%, 03/01/2028	148,153

		Healthcare-Services - 4.2%
	230,000	Anthem, Inc. 2.95%, 12/01/2022	223,627
	75,000	Dignity Health 5.27%, 11/01/2064	75,083
	60,000	Sutter Health 2.29%, 08/15/2053	58,602
	190,000	UnitedHealth Group, Inc. 6.88%, 02/15/2038	253,712

			611,024

		Household Products/Wares - 1.5%
	230,000	Reckitt Benckiser Treasury Services plc 2.75%, 06/26/2024(1)	217,943

		Insurance - 4.9%
	150,000	Aon plc 3.88%, 12/15/2025	148,398
	210,000	Argentum Netherlands B.V. for Swiss Re Ltd. 3 mo. USD LIBOR + 3.593%, 5.75%, 08/15/2050(2)(3)	212,672
	150,000	CNA Financial Corp. 3.45%, 08/15/2027	138,248
	230,000	Voya Financial, Inc. 3.65%, 06/15/2026	218,034

			717,352

		IT Services - 0.5%
	70,000	Apple, Inc. 3.75%, 11/13/2047	66,665

		Media - 9.0%
	120,000	21st Century Fox America, Inc. 6.15%, 02/15/2041	148,563
		Charter Communications Operating LLC / Charter Communications Operating Capital
	320,000	3.58%, 07/23/2020	320,299
	70,000	5.75%, 04/01/2048	70,273
	110,000	Comcast Corp. 3.20%, 07/15/2036	94,175
	90,000	Discovery Communications LLC 5.00%, 09/20/2037	88,226
	330,000	Time Warner Cable LLC 8.25%, 04/01/2019	341,026
		Viacom, Inc.
	140,000	3.88%, 12/15/2021	140,374
	117,000	4.38%, 03/15/2043	102,533
	19,000	5.25%, 04/01/2044	18,699

			1,324,168

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.6% - (continued)
		Oil & Gas - 1.4%
$	55,000	Anadarko Petroleum Corp. 6.60%, 03/15/2046	$67,757
	140,000	Shell International Finance B.V. 4.00%, 05/10/2046	138,411

			206,168

		Packaging & Containers - 1.3%
	190,000	WestRock Co. 4.00%, 03/15/2028(1)	187,226

		Pharmaceuticals - 2.4%
		CVS Health Corp.
	105,000	4.78%, 03/25/2038	105,817
	60,000	5.05%, 03/25/2048	62,178
	190,000	Mylan, Inc. 4.55%, 04/15/2028(1)	187,262

			355,257

		Pipelines - 6.1%
	230,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	226,015
		Energy Transfer L.P.
	150,000	4.20%, 04/15/2027	145,467
	50,000	4.65%, 06/01/2021	51,214
	90,000	4.75%, 01/15/2026	91,114
	60,000	EQT Midstream Partners L.P. 6.50%, 07/15/2048	62,134
	110,000	MPLX L.P. 5.20%, 03/01/2047	111,720
	230,000	TC PipeLines L.P. 3.90%, 05/25/2027	217,213

			904,877

		Real Estate Investment Trusts - 5.7%
	150,000	Brandywine Operating Partnership L.P. 4.55%, 10/01/2029	146,741
	150,000	Brixmor Operating Partnership L.P. 3.90%, 03/15/2027	142,429
	300,000	Crown Castle International Corp. 3.40%, 02/15/2021	299,440
		DDR Corp.
	150,000	4.25%, 02/01/2026	146,646
	110,000	4.70%, 06/01/2027	110,313

			845,569

		Retail - 1.0%
	150,000	Dollar Tree, Inc. 3.70%, 05/15/2023	148,918

		Software - 3.1%
	220,000	Microsoft Corp. 3.45%, 08/08/2036(5)	211,895
		Oracle Corp.
	130,000	2.65%, 07/15/2026	121,496
	125,000	2.95%, 11/15/2024	121,156

			454,547

		Telecommunications - 5.4%
		AT&T, Inc.
	20,000	4.75%, 05/15/2046	18,338
	200,000	5.25%, 03/01/2037	200,224

The accompanying notes are an integral part of these financial statements.

24

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.6% - (continued)
		Telecommunications - 5.4% - (continued)
		Verizon Communications, Inc.
$	35,000	4.67%, 03/15/2055	$32,918
	175,000	4.86%, 08/21/2046	175,227
	350,000	5.15%, 09/15/2023	375,187

			801,894

		Transportation - 1.0%
	150,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022(1)	147,709

		Total Corporate Bonds (cost $14,000,481)	$13,637,254

MUNICIPAL BONDS - 4.4%
		Development - 1.5%
	160,000	California State, GO Taxable 7.50%, 04/01/2034	$223,590

		General - 1.1%
	90,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	116,353
	40,000	Kansas Development Finance Auth, Taxable Rev 4.73%, 04/15/2037	42,109

			158,462

		General Obligation - 1.8%
	130,000	City of Houston, TX 6.29%, 03/01/2032	148,448
		Illinois State, GO
	110,000	5.10%, 06/01/2033	106,776
	10,000	5.88%, 03/01/2019	10,153

			265,377

		Total Municipal Bonds (cost $640,338)	$647,429

		Total Long-Term Investments (cost $14,640,819)	$14,284,683

SHORT-TERM INVESTMENTS - 1.7%
		Other Investment Pools & Funds - 1.6%
	232,839	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.82%(6)	$232,839

		Securities Lending Collateral - 0.1%
	15,000	State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(6)	15,000

		Total Short-Term Investments (cost $247,839)	$247,839

Total Investments (cost $14,888,658)	98.7%	$14,532,522
Other Assets & Liabilities	1.3%	190,976

Total Net Assets	100.0%	$14,723,498

The accompanying notes are an integral part of these financial statements.

25

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)

Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $1,402,427, which represented 9.5% of total net assets.

(2)

These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $1,090,894, which represented 7.4% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2018.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	5	09/28/2018	$1,056,875	$(1,728)
U.S. Treasury 5-Year Note Future	18	09/28/2018	2,036,250	(5,784)
U.S. Treasury Long Bond Future	4	09/19/2018	571,875	4,116

Total				$(3,396)

Short position contracts:
U.S. Treasury 10-Year Note Future	20	09/19/2018	$2,388,438	$6,336
U.S. Treasury 10-Year Ultra Future	6	09/19/2018	762,656	(1,081)
U.S. Treasury Ultra Bond Future	1	09/19/2018	156,906	(1,409)

Total				$3,846

Total futures contracts				$450

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
ICE	Intercontinental Exchange, Inc.

Other Abbreviations:
LIBOR	London Interbank Offered Rate

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

26

Hartford Corporate Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$13,637,254	$—	$13,637,254	$—
Municipal Bonds	647,429	—	647,429	—
Short-Term Investments	247,839	247,839	—	—
Futures Contracts(2)	10,452	10,452	—	—

Total	$14,542,974	$258,291	$14,284,683	$—

Liabilities
Futures Contracts(2)	$(10,002)	$(10,002)	$—	$—

Total	$(10,002)	$(10,002)	$—	$—

(1)	For the year ended July 31, 2018, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

27

Hartford Municipal Opportunities ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.7%
		Alabama - 1.8%
$	90,000	Jefferson County, AL 5.00%, 04/01/2024	$102,116
	100,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	111,689

			213,805

		Arizona - 0.9%
	110,000	Tempe, AZ, IDA 4.00%, 10/01/2023(1)	110,675

		California - 3.0%
	145,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020(7)	152,615
	150,000	Fresno, CA, Unified School Dist. 0.00%, 08/01/2032(2)	89,808
	100,000	Romoland, CA, School Dist. 5.00%, 09/01/2043(3)	110,543

			352,966

		Colorado - 3.0%
	300,000	Jefferson County, CO, School Dist 5.00%, 12/15/2027	360,075

		Connecticut - 4.6%
	100,000	City of Bridgeport, CT 5.00%, 07/15/2034	112,424
	380,000	State of Connecticut 5.00%, 11/15/2025	432,592

			545,016

		Delaware - 2.7%
	320,000	Delaware River & Bay Auth 4.00%, 01/01/2019	323,232

		Florida - 2.5%
	35,000	Putnam County, FL, DA Auth 5.00%, 03/15/2042	39,241
	250,000	South Miami, FL, Health Facs Auth 5.00%, 08/15/2019	258,750

			297,991

		Georgia - 3.6%
	200,000	Burke County, GA, DA Rev 3.00%, 11/01/2045(4)	199,582
	200,000	Main Street, GA, Natural Gas, Inc. 5.50%, 09/15/2023	227,834

			427,416

		Illinois - 18.7%
		Chicago, IL, Board of Education
	105,000	0.00%, 12/01/2023(2)	86,996
	65,000	5.00%, 12/01/2020	67,058
		Chicago, IL, Transit Auth
	125,000	5.00%, 06/01/2024	140,051
	105,000	5.25%, 12/01/2025	114,309
		City of Chicago, IL, Wastewater Transmission Rev
	90,000	5.00%, 01/01/2027	98,884
	50,000	5.50%, 01/01/2030	56,680
	75,000	City of Decatur, IL 5.00%, 03/01/2035	82,275
	100,000	Cook County, IL 5.00%, 11/15/2021	108,694
	150,000	Illinois State Finance Auth 5.00%, 11/15/2045	162,246

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.7% - (continued)
		Illinois - 18.7% - (continued)
$	150,000	Illinois State Toll Highway Auth 5.00%, 01/01/2030	$175,650
	100,000	Illinois, Metropolitan Pier & Exposition Auth 0.00%, 06/15/2019(2)	97,712
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD, No. 300 5.00%, 01/01/2032	112,790
	150,000	Kendall Kane & Will Counties, IL, USD 0.00%, 02/01/2027(2)	113,013
		Railsplitter, IL, Tobacco Settlement Auth
	150,000	5.00%, 06/01/2022	164,590
	75,000	5.25%, 06/01/2021	81,263
		State of Illinois
	115,000	5.00%, 06/15/2027	130,753
	300,000	5.00%, 11/01/2027	324,669
	100,000	Village of Bolingbrook, IL 5.00%, 01/01/2028	114,967

			2,232,600

		Massachusetts - 3.1%
		Massachusetts Dev. Finance Agency
	250,000	5.00%, 07/01/2020	263,333
	100,000	5.00%, 07/01/2048	110,006

			373,339

		Minnesota - 4.3%
	275,000	Duluth, MN, ISD, No. 709 5.00%, 02/01/2022	299,040
	200,000	Saint Francis, MN, ISD, No.15 4.00%, 02/01/2030	209,558

			508,598

		Nevada - 1.0%
	100,000	City of Reno, NV 5.00%, 06/01/2033	113,555

		New Jersey - 4.9%
	255,000	New Jersey Educational Facs. Auth 5.00%, 06/01/2020	266,470
	250,000	New Jersey Turnpike Auth 4.00%, 01/01/2033	265,512
	40,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	46,140

			578,122

		New Mexico - 0.9%
	100,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	105,611

		New York - 6.5%
	100,000	New York City, NY, Transitional Finance Auth 4.50%, 11/01/2019	103,792
		New York State Dormitory Auth
	160,000	3.00%, 07/01/2019	162,287
	200,000	5.00%, 02/15/2031	234,388
	275,000	New York State Thruway Auth 4.00%, 05/01/2019	280,167

			780,634

		North Carolina - 2.9%
	300,000	Raleigh Durham Airport Auth, NC 5.00%, 05/01/2028	340,902

The accompanying notes are an integral part of these financial statements.

28

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.7% - (continued)
		Ohio - 2.7%
$	200,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.88%, 06/01/2047	$201,720
	100,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	116,295

			318,015

		Oklahoma - 0.6%
		Oklahoma Dev. Finance Auth
	30,000	5.25%, 08/15/2048	33,708
	30,000	5.50%, 08/15/2057	34,088

			67,796

		Oregon - 4.5%
	30,000	Benton & Linn Counties, OR, Consolidated School Dist. No 509J & 509A Corvallis 5.00%, 06/15/2038(3)(5)	31,622
	100,000	Clackamas County, OR, Hospital Facility Auth 2.60%, 11/15/2023	100,086
	20,000	Marion County, OR, School Dist. No 15 North Marion 0.00%, 06/15/2037(2)	9,453
	200,000	State of Oregon 4.00%, 12/01/2048	211,192
	115,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	124,224
	100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	55,162

			531,739

		Pennsylvania - 4.8%
	100,000	Pennsylvania Commonwealth Financing Auth 5.00%, 06/01/2027	114,326
	250,000	Pennsylvania Higher Educational Facs. Auth 5.00%, 05/01/2025	286,570
	150,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2030	171,754

			572,650

		Puerto Rico - 0.7%
		Puerto Rico Electric Power Auth
	50,000	5.00%, 07/01/2019	50,984
	35,000	5.25%, 07/01/2019	35,768

			86,752

		South Carolina - 1.1%
	125,000	South Carolina State Public Service Auth 5.00%, 12/01/2050	132,938

		Tennessee - 1.6%
	180,000	Tennessee Housing Development Agency Rev 4.00%, 01/01/2049	190,426

		Texas - 8.8%
	500,000	Castleberry, TX, ISD 4.00%, 02/15/2034	527,370
	65,000	City of Houston, TX Combined Utility System Rev 5.00%, 05/15/2026	74,152
	100,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	106,645
	100,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2024	111,551

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.7% - (continued)
		Texas - 8.8% - (continued)
$	150,000	Lower, TX, Colorado River Auth 5.00%, 05/15/2019	$154,085
	70,000	North Texas Tollway Auth 6.25%, 02/01/2023	74,110

			1,047,913

		Washington - 1.4%
	160,000	Port of Seattle, WA 5.50%, 09/01/2020	171,659

		Wisconsin - 4.1%
		Public Finance Auth, WI
	250,000	5.00%, 09/30/2024	280,107
	100,000	5.00%, 09/01/2025(1)	108,419
	100,000	5.00%, 10/01/2043(1)	106,047

			494,573

		Total Municipal Bonds (cost $11,337,236)	$11,278,998

		Total Long-Term Investments (cost $11,337,236)	$11,278,998

SHORT-TERM INVESTMENTS - 5.6%
		Other Investment Pools & Funds - 5.6%
	669,324	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.82%(6)	$669,324

		Total Short-Term Investments (cost $669,324)	$669,324

Total Investments (cost $12,006,560)	100.3%	$11,948,322
Other Assets & Liabilities	(0.3)%	(32,066)

Total Net Assets	100.0%	$11,916,256

The accompanying notes are an integral part of these financial statements.

29

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)

Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $325,141, which represented 2.7% of total net assets.

(2)	Security is a zero-coupon bond.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $142,834 at July 31, 2018.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

(7)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018 the aggregate value of these securities was $152, 615, which represented 1.3% of total net assets.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
ISD	Independent School District
Rev	Revenue
USD	Unified School District

The accompanying notes are an integral part of these financial statements.

30

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$11,278,998	$—	$11,278,998	$—
Short-Term Investments	669,324	669,324	—	—

Total	$11,948,322	$669,324	$11,278,998	$—

(1)	For the period ended July 31, 2018, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

31

Hartford Quality Bond ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.7%
		Asset-Backed - Automobile - 0.5%
$	100,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	$96,937

		Asset-Backed - Credit Card - 0.7%
	130,000	Master Credit Card Trust 3.74%, 07/22/2024(1)	128,531

		Asset-Backed - Finance & Insurance - 5.7%
		BlueMountain CLO Ltd.
	250,000	3 mo. USD LIBOR + 1.420%, 3.75%, 11/20/2028(1)(2)	250,210
	250,000	3 mo. USD LIBOR + 1.600%, 3.95%, 10/22/2030(1)(2)	249,508
	54,450	Domino’s Pizza Master Issuer LLC 3.08%, 07/25/2047(1)	52,606
	250,000	LCM L.P. 3 mo. USD LIBOR + 1.400%, 3.75%, 04/20/2028(1)(2)	249,114
	86,915	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	86,210
	100,000	Sofi Consumer Loan Program Trust 3.79%, 04/26/2027(1)	99,395
	137,633	Towd Point Mortgage Trust 3.75%, 05/25/2058(1)(3)	137,403

			1,124,446

		Commercial Mortgage - Backed Securities - 10.4%
	150,000	Commercial Mortgage Trust 3.70%, 08/10/2048	150,218
		CSAIL Commercial Mortgage Trust
	200,000	3.50%, 06/15/2057	197,494
	199,206	3.72%, 08/15/2048	199,663
		FREMF Mortgage Trust
	200,000	3.63%, 07/25/2046(1)(3)	198,310
	100,000	3.80%, 02/25/2050(1)(3)	95,702
	200,000	3.94%, 08/25/2023(1)(3)	200,652
	230,000	3.98%, 03/25/2028(1)(3)	220,397
	200,000	4.13%, 02/25/2046(1)(3)	199,029
	200,000	4.34%, 12/25/2044(1)(3)	204,958
	176,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2028(1)	181,279
	200,000	VNDO Mortgage Trust 3.34%, 11/15/2030(1)(3)	195,688

			2,043,390

		Whole Loan Collateral CMO - 7.4%
		Fannie Mae Connecticut Avenue Securities
	112,918	1 mo. USD LIBOR + 0.550%, 2.61%, 01/25/2030(2)	112,926
	81,108	1 mo. USD LIBOR + 0.850%, 2.91%, 11/25/2029(2)	81,300
	119,915	1 mo. USD LIBOR + 1.150%, 3.21%, 09/25/2029(2)	120,601
	32,497	1 mo. USD LIBOR + 1.950%, 4.01%, 08/25/2028(2)	32,615
	145,000	1 mo. USD LIBOR + 2.550%, 4.61%, 12/25/2030(2)	146,756
	100,000	1 mo. USD LIBOR + 2.850%, 4.91%, 11/25/2029(2)	105,055
	210,000	1 mo. USD LIBOR + 4.250%, 6.31%, 01/25/2029(2)	237,754
	150,000	1 mo. USD LIBOR + 4.450%, 6.51%, 01/25/2029(2)	167,772
	148,558	1 mo. USD LIBOR + 5.700%, 7.76%, 04/25/2028(2)	172,918

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.7% - (continued)
		Whole Loan Collateral CMO - 7.4% - (continued)
$	29,508	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.750%, 0.04%, 10/01/2022(1)(2)	$29,384
	30,332	New Residential Mortgage Loan Trust 3.75%, 05/25/2054(1)(3)	30,380
	200,000	Verus Securitization Trust 3.70%, 07/25/2047(1)(3)	200,394

			1,437,855

		Total Asset & Commercial Mortgage Backed Securities (cost $4,875,522)	$4,831,159

U.S. GOVERNMENT AGENCIES - 78.0%
		Mortgage-Backed Agencies - 78.0%
		FHLMC - 29.2%
$	697,075	0.61%, 03/25/2027(3)	$31,072
	877,610	0.71%, 01/25/2024(3)	29,618
	173,000	1.64%, 04/25/2044(3)	17,926
	147,920	2.11%, 06/25/2044(3)	20,124
	202,061	2.50%, 12/15/2026(4)	10,104
	270,420	2.50%, 01/15/2028(4)	19,936
	207,505	2.50%, 02/15/2028(4)	15,487
	470,548	2.50%, 03/15/2028(4)	35,725
	43,466	2.50%, 05/15/2028(4)	3,250
	151,033	2.75%, 12/15/2041	134,097
	81,074	3.00%, 04/15/2028(4)	6,956
	77,608	3.00%, 04/01/2033	76,845
	190,082	3.00%, 05/01/2033	188,212
	401,237	3.00%, 02/01/2037	393,116
	42,000	3.00%, 04/15/2042	38,809
	965,592	3.00%, 01/01/2048	930,600
	155,000	3.12%, 10/25/2031(3)	145,329
	150,000	3.19%, 07/25/2027	146,791
	220,113	1 mo. USD LIBOR + 1.120%, 3.26%, 08/25/2029(2)	221,492
	100,000	3.43%, 01/25/2027(3)	99,791
	90,079	3.50%, 01/15/2028(4)	8,153
	191,706	3.50%, 10/01/2047	189,982
	750,000	3.50%, 08/01/2048(5)	742,797
	45,265	4.00%, 03/15/2028(4)	4,550
	185,177	4.00%, 06/15/2028(4)	19,329
	66,591	4.00%, 07/15/2030(4)	7,162
	25,000	4.00%, 11/15/2041	25,704
	1,110,000	4.00%, 08/01/2048(5)	1,126,933
	180,611	1 mo. USD LIBOR + 2.200%, 4.26%, 02/25/2024(2)	185,623
	145,000	1 mo. USD LIBOR + 2.300%, 4.36%, 09/25/2030(2)	145,437
	192,500	4.50%, 08/01/2048(5)	199,585
	228,354	1 mo. USD LIBOR + 2.900%, 4.96%, 07/25/2028(2)	234,363
	72,586	5.00%, 07/01/2030	76,683
	61,724	5.00%, 09/01/2031	65,057
	56,887	5.00%, 11/01/2031	60,054
	20,000	5.00%, 08/01/2048(5)	21,079
	92,288	5.50%, 04/15/2036(4)	17,945

			5,695,716

		FNMA - 31.9%
	100,000	0.00%, 09/25/2041(6)(9)	60,903
	74,707	1.40%, 04/25/2055(3)(4)	3,526

The accompanying notes are an integral part of these financial statements.

32

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 78.0% - (continued)
		FNMA - 31.9% - (continued)
$	88,175	1.44%, 06/25/2055(3)(4)(9)	$4,328
	63,035	2.00%, 09/25/2039	58,742
	181,907	2.00%, 08/25/2043	168,823
	93,235	2.85%, 06/01/2027	89,402
	250,000	2.98%, 12/01/2029	235,209
	68,039	3.00%, 02/25/2027(4)(9)	5,082
	193,897	3.00%, 06/25/2048	187,532
	858,500	3.00%, 08/01/2048(5)	827,446
	75,000	3.00%, 09/25/2057	67,716
	80,000	3.09%, 02/25/2030(3)	75,765
	400,000	3.10%, 01/01/2026	391,804
	175,000	3.13%, 01/01/2030	167,074
	100,000	3.13%, 02/01/2030	95,426
	250,000	3.14%, 01/01/2030	238,449
	125,000	3.19%, 09/01/2029	120,007
	400,000	3.21%, 07/01/2026	393,683
	250,000	3.28%, 12/01/2032	238,758
	155,000	3.46%, 09/01/2037	147,551
	96,194	3.50%, 05/25/2027(4)(9)	9,778
	50,924	3.50%, 02/25/2031(4)(9)	4,572
	29,860	3.50%, 09/01/2043	29,766
	84,584	3.50%, 10/25/2046(4)(9)	19,681
	45,896	3.50%, 09/01/2047	45,514
	24,909	3.50%, 12/01/2047	24,709
	48,208	3.50%, 02/01/2048	47,872
	75,000	3.50%, 05/25/2048	73,195
	591,000	3.50%, 08/01/2048(5)	585,565
	375,000	3.55%, 02/01/2030	372,865
	150,000	3.73%, 04/01/2033	150,384
	131,135	4.00%, 05/25/2027(4)	11,852
	125,000	4.00%, 08/01/2033(5)	127,979
	69,736	4.00%, 11/01/2043	71,117
	162,450	4.00%, 11/25/2043	165,290
	14,389	4.00%, 10/01/2044	14,652
	23,444	4.00%, 03/01/2045	23,854
	40,682	4.00%, 07/01/2045	41,636
	21,201	4.00%, 08/01/2045	21,558
	44,027	4.00%, 04/01/2047	45,004
	460,000	4.00%, 08/01/2048(5)	467,259
	125,000	5.00%, 08/01/2048(5)	132,036
	32,326	5.50%, 04/25/2037	34,804
	75,000	5.50%, 08/01/2048(5)	80,092
	97,323	6.00%, 01/25/2042(4)(9)	18,756
	69,130	6.00%, 01/25/2047(4)(9)	16,169
	124,537	6.00%, 09/25/2047(4)(9)	29,145

			6,242,330

		GNMA - 16.9%
	12,274	1.75%, 09/20/2043	11,562
	55,020	3.00%, 09/16/2042(9)	47,516
	29,775	3.00%, 09/20/2042(9)	25,765
	54,050	3.00%, 02/16/2043(4)	8,971
	157,300	3.00%, 04/20/2045	153,098
	25,000	3.00%, 02/20/2046	23,104
	300,000	3.00%, 09/20/2046	278,419
	305,144	3.00%, 04/20/2047	298,038
	395,000	3.00%, 11/20/2047	385,393
	155,000	3.00%, 02/20/2048	151,229
	38,344	3.50%, 07/20/2040(4)	4,477
	63,487	3.50%, 12/20/2040	63,087
	73,263	3.50%, 02/20/2041(4)	9,027
	83,815	3.50%, 04/20/2042(4)	11,263

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 78.0% - (continued)
		GNMA - 16.9% - (continued)
$	116,180	3.50%, 10/20/2042(4)	$20,724
	30,967	4.00%, 02/15/2041	31,977
	51,958	4.00%, 03/20/2043(4)	11,474
	93,273	4.00%, 03/20/2047(4)	18,153
	116,962	4.00%, 07/20/2047(4)	21,882
	183,553	4.00%, 10/20/2047	187,819
	163,664	4.00%, 11/20/2047	167,468
	162,500	4.00%, 08/01/2048(5)	166,131
	96,316	4.50%, 01/20/2047(4)	23,070
	145,432	4.50%, 02/20/2048	151,197
	825,000	4.50%, 08/01/2048(5)	856,775
	98,076	5.00%, 02/16/2040(4)	23,608
	74,007	5.00%, 01/16/2047(4)	18,384
	100,000	5.00%, 08/01/2048(5)	104,844
	18,063	5.50%, 05/20/2038	19,861
	59,779	6.00%, 02/20/2046(4)	13,812

			3,308,128

		Total U.S. Government Agencies (cost $15,450,468)	$15,246,174

U.S. GOVERNMENT SECURITIES - 6.8%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.6%
$	110,000	Tennessee Valley Authority 4.25%, 09/15/2065	$122,095

			122,095

		U.S. Treasury Securities - 6.2%
		U.S. Treasury Notes - 6.2%
	1,223,834	0.63%, 01/15/2026(7)	1,204,736

			1,204,736

		Total U.S. Government Securities (cost $1,348,224)	$1,326,831

		Total Long-Term Investments (cost $21,674,214)	$21,404,164

SHORT-TERM INVESTMENTS - 12.7%
		Other Investment Pools & Funds - 12.7%
	2,485,312	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.82%(8)	$2,485,312

		Total Short-Term Investments (cost $2,485,312)	$2,485,312

Total Investments Excluding Purchased Options (cost $24,159,526)	122.2%	$23,889,476

Total Purchased Options (cost $169,890)	0.8%	155,834

Total Investments (cost $24,329,416)	123.0%	$24,045,310
Other Assets and Liabilities	(23.0)%	(4,492,780)

Total Net Assets	100.0%	$19,552,530

The accompanying notes are an integral part of these financial statements.

33

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)

Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $3,106,087, which represented 15.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	Represents or includes a TBA transaction.

(6)	Security disclosed is principal-only strips.

(7)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Current yield as of period end.

(9)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018, the aggregate value of these securities was $241,805, which represented 1.2% of total net assets.

OTC Swaption Contracts Outstanding at July 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57 (1)	MSC	2.45%	Receive	08/02/27	USD	100,000	100,000	$9,967	$11,700	$(1,733)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57 (1)	MSC	2.45%	Receive	08/02/27	USD	400,000	400,000	39,868	64,327	(24,459)

Total Calls							500,000	$49,835	$76,027	$(26,192)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57 (1)	MSC	2.45%	Pay	08/02/27	USD	100,000	100,000	$21,200	$20,070	$1,130
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57 (1)	MSC	2.45%	Pay	08/02/27	USD	400,000	400,000	84,799	73,793	11,006

Total Puts							500,000	$105,999	$93,863	$12,136

Total purchased swaption contracts							1,000,000	$155,834	$169,890	$(14,056)

(1)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018, the aggregate value of these securities was $155,834, which represented 0.8% of total net assets.

Futures Contracts Outstanding at July 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	2	09/28/2018	$422,750	$(660)
U.S. Treasury 10-Year Note Future	36	09/19/2018	4,299,188	1,707
U.S. Treasury Long Bond Future	4	09/19/2018	571,875	148
U.S. Treasury Ultra Bond Future	9	09/19/2018	1,412,156	12,640

Total				$13,835

The accompanying notes are an integral part of these financial statements.

34

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Futures Contracts Outstanding at July 31, 2018 (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	8	09/28/2018	$905,000	$2,251
U.S. Treasury 10-Year Ultra Future	8	09/19/2018	1,016,875	(3,882)

Total				$(1,631)

Total futures contracts				$12,204

TBA Sale Commitments Outstanding at July 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$903,000	08/01/2048	$(869,686)	$4,672
FNMA, 2.50%	274,000	08/01/2033	(265,191)	856
FNMA, 3.50%	325,000	08/01/2033	(327,869)	381
FNMA, 4.50%	790,000	08/01/2048	(819,440)	1,412
GNMA, 3.00%	418,000	08/01/2048	(407,501)	1,345

Total (proceeds receivable $2,698,353)			$(2,689,687)	$8,666

At July 31, 2018, the aggregate market value of TBA Sale Commitments represents (13.8)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	2.50% Fixed	USD	1,200,000	03/01/28	Annual	$3,817	$—	$13,721	$9,904
3 Mo. USD LIBOR	3.00% Fixed	USD	1,978,000	04/30/25	Semi-Annual	2,476	—	492	(1,984)
3 Mo. USD LIBOR	2.28% Fixed	USD	925,000	07/14/27	Semi-Annual	—	—	54,452	54,452
3 Mo. USD LIBOR	2.91% Fixed	USD	200,000	07/14/27	Semi-Annual	469	—	1,496	1,027

Total						$6,762	$—	$70,161	$63,399

Foreign Currency Contracts Outstanding at July 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
804,184	USD	90,000,000	JPY	BCLY	10/10/18	$—	$(3,738)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
MSC	Morgan Stanley

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

35

Hartford Quality Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$4,831,159	$—	$4,831,159	$—
U.S. Government Agencies	15,246,174	—	15,246,174	—
U.S. Government Securities	1,326,831	—	1,326,831	—
Short-Term Investments	2,485,312	2,485,312	—	—
Purchased Options	155,834	—	155,834	—
Futures Contracts(2)	16,746	16,746	—	—
Swaps - Interest Rate(2)	65,383	—	65,383	—

Total	$24,127,439	$2,502,058	$21,625,381	$—

Liabilities
Foreign Currency Contracts(2)	$(3,738)	$—	$(3,738)	$—
Futures Contracts(2)	(4,542)	(4,542)	—	—
Swaps - Interest Rate(2)	(1,984)	—	(1,984)	—
TBA Sale Commitments	(2,689,687)	—	(2,689,687)	—

Total	$(2,699,950)	$(4,542)	$(2,695,408)	$—

(1)	For the year ended July 31, 2018, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

36

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.3%
		Agriculture - 0.1%
$	18,000	Reynolds American, Inc. 5.70%, 08/15/2035	$19,636

		Commercial Banks - 6.1%
		Bank of America Corp.
	263,000	3 mo. USD LIBOR + 0.930%, 2.82%, 07/21/2023(1)	254,279
	61,000	3 mo. USD LIBOR + 1.040%, 3.42%, 12/20/2028(1)	57,366
	185,000	Citigroup, Inc. 3.20%, 10/21/2026	173,143
		Goldman Sachs Group, Inc.
	320,000	3.20%, 02/23/2023	312,688
	102,000	3.50%, 11/16/2026	96,798
	399,000	Morgan Stanley 3.77%, 01/24/2029(2)	385,056

			1,279,330

		Insurance - 1.0%
	218,000	Prudential Financial, Inc. 4.50%, 09/15/2047(2)(3)	200,560

		Oil & Gas - 2.7%
		Marathon Petroleum Corp.
	155,000	3.63%, 09/15/2024	152,578
	176,000	4.75%, 09/15/2044	172,315
	161,000	Noble Energy, Inc. 3.90%, 11/15/2024	159,101
	110,000	Petroleos Mexicanos 5.63%, 01/23/2046	90,475

			574,469

		Pharmaceuticals - 0.6%
	137,000	CVS Health Corp. 4.30%, 03/25/2028	136,593

		Pipelines - 0.8%
	71,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	73,861
	84,000	Enterprise Products Operating LLC 5.10%, 02/15/2045	88,832

			162,693

		Total Corporate Bonds (cost $2,394,258)	$2,373,281

MUNICIPAL BONDS - 62.7%
		California - 0.8%
$	155,000	MSR Public Power Agency, CA 6.00%, 07/01/2022	$172,300

		Delaware - 2.8%
	485,000	State of Delaware 5.00%, 01/01/2027	580,952

		District of Columbia - 2.9%
		Dist. of Columbia
	15,000	5.00%, 06/01/2028	18,119
	505,000	5.00%, 06/01/2036	583,245

			601,364

		Florida - 1.1%
	125,000	Escambia County, FL, Housing Finance Auth 2.05%, 05/01/2021	125,405

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 62.7% - (continued)
		Florida - 1.1% - (continued)
$	95,000	Florida Housing Finance Corp. 4.00%, 07/01/2049	$100,691

			226,096

		Georgia - 1.7%
	335,000	Main Street, GA, Natural Gas, Inc. 4.00%, 08/01/2048	357,030

		Illinois - 4.1%
	60,000	Chicago, IL, Metropolitan Water Reclamation Dist GO 5.25%, 12/01/2032	71,600
	335,000	Chicago, IL, O’Hare International Airport 5.00%, 01/01/2034	376,795
	175,000	Railsplitter Tobacco Settlement Auth, IL 5.00%, 06/01/2027	198,996
	195,000	State of Illinois 5.00%, 11/01/2028	209,469

			856,860

		Kentucky - 1.1%
		Kentucky State Property & Building Commission
	60,000	5.00%, 05/01/2024	67,571
	105,000	5.00%, 08/01/2024	118,599
	40,000	5.00%, 05/01/2025	45,401

			231,571

		Maryland - 2.8%
	490,000	Howard County, MD 5.00%, 02/15/2027	586,966

		Minnesota - 2.8%
	145,000	Coon Rapids, MN, MF Rev 2.20%, 04/01/2021	145,494
	275,000	Maplewood, MN, MF HSG Rev 2.20%, 04/01/2021	275,938
		St. Paul, MN, Housing & Redev. Auth
	70,000	2.15%, 03/01/2021	70,069
	95,000	2.20%, 09/01/2021	95,382

			586,883

		Nevada - 2.8%
	510,000	Clark County, NV 5.00%, 06/01/2037	592,487

		New Jersey - 4.7%
	160,000	New Jersey Economic Dev. Auth 5.00%, 03/01/2026	172,176
	40,000	New Jersey Transportation Trust Fund Auth 5.00%, 06/15/2024	44,548
	495,000	New Jersey Turnpike Auth 5.00%, 01/01/2037	566,918
	175,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	201,861

			985,503

		New York - 5.6%
	505,000	Metropolitan Transportation Auth 5.00%, 11/15/2035	582,210
	510,000	New York City Water & Sewer System 5.00%, 06/15/2040	585,123

			1,167,333

The accompanying notes are an integral part of these financial statements.

37

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 62.7% - (continued)
		Ohio - 4.8%
$	240,000	Cuyahoga, OH, Metropolitan Housing Auth 2.20%, 06/01/2021	$240,727
		Ohio Turnpike & Infrastructure Commission
	105,000	0.00%, 02/15/2036(4)	53,984
	295,000	0.00%, 02/15/2041(4)	120,570
	495,000	Ohio, ST 5.00%, 08/01/2026	588,540

			1,003,821

		Pennsylvania - 4.1%
	110,000	Geisinger, PA, Health System Auth 5.00%, 02/15/2032	126,013
	280,000	Montgomery County, PA, Higher Education & Health Auth 5.00%, 06/01/2031	310,820
	375,000	Pennsylvania State Turnpike Commission Rev 5.00%, 12/01/2034	427,762

			864,595

		South Carolina - 3.0%
	590,000	Patriots Energy Group Financing Agcy., SC 4.00%, 10/01/2048	626,474
	10,000	SC, Tobacco Settlement Rev 6.38%, 05/15/2030	13,214

			639,688

		Tennessee - 0.1%
	25,000	Metropolitan Government of Nashville & Davidson County, TN 4.88%, 11/01/2028	28,283

		Texas - 11.4%
	495,000	Cypress-Fairbanks, TX, ISD 5.00%, 02/15/2026	583,239
	505,000	Harris County, TX 5.00%, 10/01/2038	580,578
	180,000	Texas Department of Housing & Community Affairs 2.23%, 05/01/2021	180,490
	390,000	Texas State Water Dev Board 5.00%, 10/15/2028	467,575
	495,000	University of Texas, Permanent University Fund 5.00%, 07/01/2027	582,956

			2,394,838

		Virginia - 5.6%
	490,000	Fairfax County, VA, Water Auth 5.00%, 04/01/2029	584,457
	495,000	Virginia Public Building Auth 5.00%, 08/01/2029	595,129

			1,179,586

		West Virginia - 0.5%
	80,000	West Virginia Commissioner of Highways 5.00%, 09/01/2027	95,082

		Total Municipal Bonds (cost $13,148,807)	$13,151,238

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 11.9%
		U.S. Treasury Securities - 11.9%
		U.S. Treasury Notes - 11.9%
	655,000	2.25%, 02/29/2020	$651,290
	1,857,000	2.63%, 02/28/2023	1,840,461

			2,491,751

			2,491,751

		Total U.S. Government Securities (cost $2,495,686)	$2,491,751

		Total Long-Term Investments (cost $18,038,751)	$18,016,270

SHORT-TERM INVESTMENTS - 17.7%
		Other Investment Pools & Funds - 3.7%
	786,038	Morgan Stanley Institutional Liquidity, Funds Treasury Portfolio, Institutional Class, 1.75%(5)	786,038

		Securities Lending Collateral - 0.8%
	166,605	State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(5)	166,605

		U.S. Treasury Bill - 13.2%
$	2,770,000	U.S. Treasury Bill 0.00%, 08/30/2018(5)	$2,765,758

		Total Short-Term Investments (cost $3,718,364)	$3,718,401

Total Investments (cost $21,757,115)	103.6%	$21,734,671
Other Assets & Liabilities	(3.6)%	(751,486)

Total Net Assets	100.0%	$20,983,185

The accompanying notes are an integral part of these financial statements.

38

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2018.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(4)	Security is a zero-coupon bond.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
LIBOR	London Interbank Offered Rate

Municipal Abbreviations:
GO	General Obligation
ISD	Independent School District
PA	Port Authority
Rev	Revenue
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

39

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$2,373,281	$—	$2,373,281	$—
Municipal Bonds	13,151,238	—	13,151,238	—
U.S. Government Securities	2,491,751	—	2,491,751	—
Short-Term Investments	3,718,401	952,643	2,765,758	—

Total	$21,734,671	$952,643	$20,782,028	$—

(1)	For the period ended July 31, 2018, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

40

Hartford Short Duration ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.7%
		Asset-Backed - Finance & Insurance - 1.7%
$	100,000	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	$99,992
	50,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)(2)	49,995
	100,000	Regional Management Issuance Trust 3.83%, 07/15/2027(1)(9)	99,866
	98,309	Towd Point Mortgage Trust 3.75%, 05/25/2058(1)(3)	98,145

			347,998

		Commercial Mortgage - Backed Securities - 0.5%
	100,000	Verus Securitization Trust 3.68%, 06/01/2058(1)(3)	100,287

		Whole Loan Collateral CMO - 2.5%
	98,844	Angel Oak Mortgage Trust I LLC 3.67%, 07/27/2048(1)(3)	98,831
	96,595	COLT Mortgage Loan Trust 3.47%, 07/27/2048(1)(3)	96,587
		Mill City Mortgage Loan Trust
	96,295	3.25%, 05/25/2062(1)(3)	95,522
	98,104	3.50%, 05/25/2058(1)(3)	97,574
	100,000	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(3)	101,774

			490,288

		Total Asset & Commercial Mortgage Backed Securities (cost $938,607)	$938,573

CORPORATE BONDS - 63.9%
		Aerospace/Defense - 0.4%
$	75,000	L3 Technologies, Inc. 3.85%, 06/15/2023	$74,657

		Agriculture - 0.5%
	100,000	Reynolds American, Inc. 3.25%, 06/12/2020	99,971

		Auto Manufacturers - 3.8%
	75,000	American Honda Finance Corp. 1.70%, 09/09/2021	71,603
	150,000	Daimler Finance NA LLC 2.25%, 09/03/2019(1)	148,628
	200,000	Ford Motor Credit Co. LLC 2.02%, 05/03/2019	198,732
	125,000	General Motors Financial Co., Inc. 3.15%, 06/30/2022	121,645
	75,000	Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(1)	75,019
		Hyundai Capital America
	100,000	2.60%, 03/19/2020(1)	98,428
	50,000	4.13%, 06/08/2023(1)	49,591

			763,646

		Beverages - 1.5%
	125,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	123,366
	75,000	Constellation Brands, Inc. 2.65%, 11/07/2022	71,735
	100,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	96,021

			291,122

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 63.9% - (continued)
		Biotechnology - 0.3%
$	50,000	Celgene Corp. 2.88%, 08/15/2020	$49,612

		Chemicals - 0.3%
		Nutrien Ltd.
	50,000	6.50%, 05/15/2019	51,355
	10,000	6.75%, 01/15/2019	10,169

			61,524

		Commercial Banks - 24.1%
		Bank of America Corp.
	125,000	2.15%, 11/09/2020	122,135
	125,000	2.50%, 10/21/2022	119,690
	50,000	Bank of Nova Scotia 2.70%, 03/07/2022	48,847
	200,000	Barclays plc 3.25%, 01/12/2021	197,246
	100,000	BB&T Corp. 2.05%, 05/10/2021	96,589
	250,000	BPCE S.A. 3.00%, 05/22/2022(1)	242,381
	100,000	Capital One Financial Corp. 3.05%, 03/09/2022	97,862
		Citigroup, Inc.
	100,000	2.40%, 02/18/2020	98,986
	100,000	2.90%, 12/08/2021	97,784
	175,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	168,514
	50,000	Comerica, Inc. 3.70%, 07/31/2023	50,062
	250,000	Compass Bank 3.50%, 06/11/2021	249,180
	250,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	246,221
	200,000	Danske Bank A/S 3.88%, 09/12/2023(1)	197,779
	75,000	Deutsche Bank AG 2.70%, 07/13/2020	73,296
	250,000	Discover Bank 3.10%, 06/04/2020	248,887
	100,000	Fifth Third Bancorp 2.60%, 06/15/2022	96,528
		Goldman Sachs Group, Inc.
	150,000	2.88%, 02/25/2021	147,616
	125,000	3.00%, 04/26/2022	122,146
	200,000	HSBC Holdings plc 2.95%, 05/25/2021	197,393
		Huntington Bancshares, Inc.
	100,000	2.30%, 01/14/2022	95,762
	75,000	3.15%, 03/14/2021	74,381
	200,000	Intesa Sanpaolo S.p.A. 3.13%, 07/14/2022(1)	186,391
		JP Morgan Chase & Co.
	200,000	2.30%, 08/15/2021	193,854
	150,000	2.75%, 06/23/2020	148,920
	100,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.023%, 3.19%, 11/28/2023(1)(4)	95,361
		Morgan Stanley
	125,000	2.75%, 05/19/2022	121,335
	125,000	5.63%, 09/23/2019	128,660
	150,000	Regions Financial Corp. 3.20%, 02/08/2021	149,170

The accompanying notes are an integral part of these financial statements.

41

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 63.9% - (continued)
		Commercial Banks - 24.1% - (continued)
$	125,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	$124,051
	100,000	Santander UK plc 2.38%, 03/16/2020	98,691
	100,000	Toronto-Dominion Bank 2.13%, 04/07/2021	96,901
	200,000	UniCredit S.p.A. 3.75%, 04/12/2022(1)	192,096
		Wells Fargo & Co.
	100,000	2.50%, 03/04/2021	97,844
	100,000	3 mo. USD LIBOR + 1.230%, 3.57%, 10/31/2023(4)	102,221

			4,824,780

		Commercial Services - 0.7%
	100,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	99,107
	50,000	Total System Services, Inc. 3.80%, 04/01/2021	50,230

			149,337

		Diversified Financial Services - 3.1%
	150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.13%, 07/03/2023	149,024
		Air Lease Corp.
	75,000	2.13%, 01/15/2020	73,669
	75,000	2.63%, 07/01/2022	71,813
	65,000	Aircastle Ltd. 5.13%, 03/15/2021	66,685
	60,000	IHS Markit Ltd. 4.13%, 08/01/2023	59,910
	125,000	Navient Corp. 6.50%, 06/15/2022	127,656
	75,000	Synchrony Financial 2.70%, 02/03/2020	74,020

			622,777

		Electric - 3.8%
	75,000	AEP Texas, Inc. 2.40%, 10/01/2022	71,609
	100,000	Dominion Energy, Inc. 2.50%, 12/01/2019	99,425
	200,000	Enel Finance International N.V. 2.88%, 05/25/2022(1)	192,918
	50,000	FirstEnergy Corp. 2.85%, 07/15/2022	48,399
	75,000	Fortis, Inc. 2.10%, 10/04/2021	71,429
	75,000	ITC Holdings Corp. 2.70%, 11/15/2022	72,047
	100,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	99,673
	100,000	Southern Co. 2.35%, 07/01/2021	97,254

			752,754

		Electronics - 0.4%
	75,000	Keysight Technologies, Inc. 3.30%, 10/30/2019	74,713

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 63.9% - (continued)
		Entertainment - 0.5%
$	100,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	$105,098

		Food - 0.3%
	65,000	Kraft Heinz Foods Co. 4.00%, 06/15/2023	65,238

		Forest Products & Paper - 0.4%
	75,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	74,462

		Gas - 0.4%
	75,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	76,516

		Healthcare-Services - 0.9%
		Anthem, Inc.
	100,000	2.25%, 08/15/2019	99,391
	75,000	2.95%, 12/01/2022	72,922

			172,313

		Insurance - 2.0%
	125,000	American International Group, Inc. 2.30%, 07/16/2019	124,460
	75,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	72,210
	50,000	Liberty Mutual Group, Inc. 5.00%, 06/01/2021(1)	51,673
	150,000	Protective Life Global Funding 3.40%, 06/28/2021(1)	149,713

			398,056

		Internet - 0.4%
	75,000	Netflix, Inc. 5.50%, 02/15/2022	77,344

		Iron/Steel - 0.8%
	50,000	ArcelorMittal 5.13%, 06/01/2020	51,310
	100,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	101,125

			152,435

		IT Services - 1.5%
	125,000	Dell International LLC / EMC Corp. 3.48%, 06/01/2019(1)	125,409
	75,000	DXC Technology Co. 2.88%, 03/27/2020	74,288
	100,000	NCR Corp. 4.63%, 02/15/2021	98,625

			298,322

		Machinery-Diversified - 0.7%
	75,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	75,983
	75,000	John Deere Capital Corp. 2.15%, 09/08/2022	71,806

			147,789

		Media - 3.6%
	100,000	CBS Corp. 2.90%, 06/01/2023(1)	94,922
		Charter Communications Operating LLC / Charter Communications Operating Capital
	125,000	3.58%, 07/23/2020	125,117
	50,000	4.50%, 02/01/2024	50,380

The accompanying notes are an integral part of these financial statements.

42

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 63.9% - (continued)
		Media - 3.6% - (continued)
$	50,000	Discovery Communications LLC 2.20%, 09/20/2019	$49,509
	200,000	Sky plc 2.63%, 09/16/2019(1)	198,444
	100,000	Viacom, Inc. 2.75%, 12/15/2019	98,949
	100,000	Warner Media LLC 4.88%, 03/15/2020	102,407

			719,728

		Mining - 1.5%
	200,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	200,922
	100,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	95,215

			296,137

		Oil & Gas - 1.4%
	75,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	77,247
	100,000	EQT Corp. 2.50%, 10/01/2020	97,878
	50,000	Marathon Oil Corp. 2.70%, 06/01/2020	49,341
	50,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	50,073

			274,539

		Oil & Gas Services - 0.4%
	75,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	74,603

		Pharmaceuticals - 3.7%
	75,000	AbbVie, Inc. 2.30%, 05/14/2021	72,972
	100,000	Allergan Funding SCS 3.00%, 03/12/2020	99,590
	200,000	Bayer U.S. Finance LLC 3.50%, 06/25/2021(1)	200,440
		CVS Health Corp.
	100,000	3.35%, 03/09/2021	99,887
	100,000	3.70%, 03/09/2023	99,442
	100,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	98,650
	75,000	Teva Pharmaceutical Finance Netherlands B.V. 1.70%, 07/19/2019	73,572

			744,553

		Pipelines - 1.3%
	100,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	98,273
	20,000	Energy Transfer Partners L.P. 4.20%, 09/15/2023	20,028
	75,000	Enterprise Products Operating LLC 2.85%, 04/15/2021	74,063
	75,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	75,519

			267,883

		Real Estate Investment Trusts - 1.2%
	100,000	American Tower Corp. 3.30%, 02/15/2021	99,516

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 63.9% - (continued)
		Real Estate Investment Trusts - 1.2% - (continued)
$	100,000	Crown Castle International Corp. 3.15%, 07/15/2023	$96,007
	50,000	Realty Income Corp. 3.25%, 10/15/2022	49,125

			244,648

		Retail - 0.4%
	75,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	74,083

		Semiconductors - 0.7%
	75,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.38%, 01/15/2020	73,948
	75,000	QUALCOMM, Inc. 3.00%, 05/20/2022	73,628

			147,576

		Software - 0.5%
	100,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	96,343

		Telecommunications - 1.2%
	100,000	AT&T, Inc. 2.80%, 02/17/2021	98,549
	150,000	Nokia Oyj 3.38%, 06/12/2022	144,750

			243,299

		Transportation - 1.2%
	100,000	AP Moller - Maersk A/S 2.55%, 09/22/2019(1)	99,032
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	75,000	2.50%, 06/15/2019(1)	74,687
	75,000	2.70%, 03/14/2023(1)	70,827

			244,546

		Total Corporate Bonds (cost $12,809,161)	$12,760,404

SENIOR FLOATING RATE INTERESTS - 22.5%(5)
		Aerospace/Defense - 1.0%
	199,500	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 0.00%, 06/09/2023(4)(6)	$199,526

		Commercial Services - 2.3%
	100,000	Aramark Services, Inc. 1 mo. USD LIBOR + 1.750%, 4.08%, 03/11/2025(4)	100,083
EUR	170,000	Blitz F18-675 GmbH EURIBOR + 3.750%, 0.00%, 07/31/2025(3)(6)	198,131
$	164,580	Russell Investments US Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.33%, 06/01/2023(3)	164,580

			462,794

		Distribution/Wholesale - 0.5%
	100,000	Reece Ltd. 1 mo. USD LIBOR + 2.000%, 4.34%, 07/02/2025(3)	100,000

The accompanying notes are an integral part of these financial statements.

43

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.5%(5) - (continued)
		Electrical Components & Equipment - 0.6%
$	110,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 07/25/2025(3)(6)	$110,705

		Environmental Control - 1.8%
	350,000	Clean Harbors, Inc. 1 mo. USD LIBOR + 1.750%, 0.00%, 06/27/2024(4)(6)	349,853

		Food - 1.1%
	225,000	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.07%, 05/24/2024(4)	224,975

		Healthcare-Services - 0.9%
	172,368	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.500%, 0.00%, 07/02/2025(4)(6)	173,661

		Insurance - 2.8%
		Asurion LLC
	235,000	1 mo. USD LIBOR + 3.000%, 0.00%, 11/03/2024(4)(6)	234,622
	100,000	1 mo. USD LIBOR + 6.000%, 0.00%, 08/04/2025(4)(6)	101,396
	224,435	USI, Inc. 3 mo. USD LIBOR + 3.000%, 0.00%, 05/16/2024(4)(6)	223,705

			559,723

		IT Services - 0.5%
	100,000	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.08%, 06/19/2025(4)	100,063

		Leisure Time - 1.6%
	99,749	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 4.83%, 12/22/2024(4)	100,107
	225,000	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.58%, 02/01/2024(4)	223,538

			323,645

		Lodging - 1.5%
	199,499	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.08%, 10/06/2024(4)	199,187
	99,750	Las Vegas Sands LLC 1 mo. USD LIBOR + 1.750%, 3.83%, 03/27/2025(4)	99,501

			298,688

		Media - 1.7%
	125,000	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 0.00%, 03/01/2025(4)(6)	123,985
	225,000	Sinclair Television Group, Inc. 1 mo. USD LIBOR + 2.500%, 0.00%, 12/12/2024(4)(6)	224,381

			348,366

		Packaging & Containers - 0.7%
	135,000	Flex Acquisition Co., Inc. 1 mo. USD LIBOR + 3.250%, 5.75%, 06/29/2025(3)	134,831

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.5%(5) - (continued)
		Pharmaceuticals - 1.1%
EUR	190,000	IQVIA, Inc. EURIBOR + 2.000%, 2.50%, 06/07/2025(4)	$221,087

		Retail - 1.1%
$	224,432	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.08%, 10/31/2023(4)	223,285

		Software - 2.2%
	224,432	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 4.83%, 03/01/2024(4)	223,996
	215,159	First Data Corp. 1 mo. USD LIBOR + 2.000%, 4.07%, 07/08/2022(4)	215,133

			439,129

		Telecommunications - 1.1%
	224,432	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.63%, 02/02/2024(4)	224,376

		Total Senior Floating Rate Interests (cost $4,485,551)	$4,494,707

U.S. GOVERNMENT AGENCIES - 7.3%
		Mortgage-Backed Agencies - 7.3%
		FHLMC - 2.9%
$	58,473	3.82%, 05/25/2048(1)(3)	$58,415
	393,749	3.00%, 01/01/2033	389,876
	150,000	1.13%, 08/12/2021	142,670

			590,961

		FNMA - 4.4%
	419,196	3.00%, 11/01/2032	415,638
	307,680	3.50%, 03/01/2033	310,704
	150,000	3.50%, 08/01/2033(7)	151,324

			877,666

			1,468,627

		Total U.S. Government Agencies (cost $1,475,296)	$1,468,627

		Total Long-Term Investments (cost $19,708,615)	$19,662,311

SHORT-TERM INVESTMENTS - 10.7%
		Other Investment Pools & Funds - 10.7%
	2,137,417	Fidelity Institutional Government Fund, Institutional Class, 1.80%(8)	$2,137,417

		Total Short-Term Investments (cost $2,137,417)	$2,137,417

Total Investments (cost $21,846,032)	109.1%	$21,799,728
Other Assets and Liabilities	(9.1)%	(1,816,738)

Total Net Assets	100.0%	$19,982,990

The accompanying notes are an integral part of these financial statements.

44

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)

Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $4,477,550, which represented 22.4% of total net assets.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $50,000 at July 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2018.

(5)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2018.

(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(7)	Represents or includes a TBA transaction.

(8)	Current yield as of period end.

(9)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018, the aggregate value of these securities was $99,866, which represented 0.5% of total net assets.

Futures Contracts Outstanding at July 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	13	09/28/2018	$2,747,875	$(10,555)

Short position contracts:
U.S. Treasury 5-Year Note Future	20	09/28/2018	$2,262,500	$9,885
U.S. Treasury 10-Year Note Future	4	09/19/2018	477,687	1,743

Total				$11,628

Total futures contracts				$1,073

Foreign Currency Contracts Outstanding at July 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
420,892	USD	359,000	EUR	SSG	08/31/18	$—	$(157)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

45

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$938,573	$—	$938,573	$—
Corporate Bonds	12,760,404	—	12,760,404	—
Senior Floating Rate Interests	4,494,707	—	4,494,707	—
U.S. Government Agencies	1,468,627	—	1,468,627	—
Short-Term Investments	2,137,417	2,137,417	—	—
Futures Contracts(2)	11,628	11,628	—	—

Total	$21,811,356	$2,149,045	$19,662,311	$—

Liabilities
Foreign Currency Contracts(2)	$(157)	$—	$(157)	$—
Futures Contracts(2)	(10,555)	(10,555)	—	—

Total	$(10,712)	$(10,555)	$(157)	$—

(1)	For the period ended July 31, 2018, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

46

Hartford Total Return Bond ETF

Schedule of Investments

July 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4%
		Asset-Backed - Finance & Insurance - 5.0%
$	91,758	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(2)	$89,756
	340,000	Atlas Senior Loan Fund IX Ltd. 3 mo. USD LIBOR + 0.870%, 3.22%, 04/20/2028(1)(3)	338,154
	119,362	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(2)	118,521
		Bayview Opportunity Master Fund Trust
	26,438	2.98%, 10/28/2032(1)(4)	26,303
	80,992	3.50%, 10/28/2057(1)(2)	80,341
	350,000	Bowman Park CLO Ltd. 3 mo. USD LIBOR + 1.180%, 3.51%, 11/23/2025(1)(3)	349,895
	49,875	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)(18)	49,424
	335,000	Magnetite CLO Ltd. 3 mo. USD LIBOR + 1.330%, 3.67%, 04/15/2027(1)(3)	335,043
	100,000	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	99,992
		Towd Point Mortgage Trust
	143,556	2.75%, 10/25/2056(1)(2)	140,644
	134,685	2.75%, 10/25/2057(1)(2)	131,125
	57,815	U.S. Residential Opportunity Fund Trust 3.35%, 11/27/2037(1)(4)	57,353
	80,700	VOLT LLC 3.38%, 10/25/2047(1)(4)	80,268
	88,998	VOLT LXVI 4.34%, 05/25/2048(1)(4)	88,881
	255,000	Voya CLO Ltd. 3 mo. USD LIBOR + 0.900%, 3.23%, 01/18/2029(1)(3)	253,954

			2,239,654

		Asset-Backed - Home Equity - 0.5%
	97,654	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(4)	97,491
	117,249	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(2)	117,853

			215,344

		Commercial Mortgage - Backed Securities - 4.9%
		Benchmark Mortgage Trust
	99,864	0.53%, 01/15/2051(2)(5)	3,905
	177,000	0.70%, 07/15/2051(2)(5)	6,957
	150,000	CD Commercial Mortgage Trust 3.63%, 02/10/2050	148,765
	150,000	Commercial Mortgage Trust 3.50%, 05/10/2048	148,823
	250,000	CSAIL Commercial Mortgage Trust 3.72%, 08/15/2048	250,574
		FREMF Mortgage Trust
	10,000	3.68%, 11/25/2049(1)(2)	9,713
	10,000	3.75%, 11/25/2050(1)(2)	9,462
		GS Mortgage Securities Trust
	280,007	2.85%, 10/10/2049	262,685
	205,000	3.44%, 11/10/2049(2)	200,380
	100,000	4.07%, 01/10/2047	102,580
		JPMBB Commercial Mortgage Securities Trust
	100,000	3.93%, 09/15/2047	101,880
	100,000	4.00%, 04/15/2047	102,160

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Commercial Mortgage - Backed Securities - 4.9% - (continued)
$	150,000	JPMDB Commercial Mortgage Securities Trust 3.14%, 12/15/2049	$143,803
		Morgan Stanley Bank of America Merrill Lynch Trust
	179,000	3.31%, 04/15/2048	175,210
	150,000	3.64%, 10/15/2048	149,298
	100,000	Wells Fargo Commercial Mortgage Trust 3.41%, 12/15/2047	98,467
		WF-RBS Commercial Mortgage Trust
	100,000	3.61%, 11/15/2047	99,732
	100,000	4.00%, 05/15/2047	102,154
	100,000	4.05%, 03/15/2047	102,303

			2,218,851

		Whole Loan Collateral CMO - 4.0%
	112,986	CIM Trust 3.00%, 04/25/2057(1)(2)	111,551
		Fannie Mae Connecticut Avenue Securities
	65,309	1 mo. USD LIBOR + 0.550%, 2.61%, 01/25/2030(3)	65,314
	96,178	1 mo. USD LIBOR + 0.600%, 2.66%, 07/25/2030(3)	96,102
	189,537	2.71%, 05/25/2030(3)	189,606
	220,337	1 mo. USD LIBOR + 0.680%, 2.74%, 10/25/2030(3)	220,433
	105,000	1 mo. USD LIBOR + 0.720%, 2.80%, 01/25/2031(3)(6)	105,023
	144,627	2.81%, 02/25/2030(3)	144,761
	92,823	1 mo. USD LIBOR + 0.850%, 2.91%, 11/25/2029(3)	93,044
	77,146	1 mo. USD LIBOR + 0.950%, 3.01%, 10/25/2029(3)	77,546
	82,342	1 mo. USD LIBOR + 1.150%, 3.21%, 09/25/2029(3)	82,813
	76,259	1 mo. USD LIBOR + 1.300%, 3.36%, 04/25/2029(3)	76,874
	51,669	1 mo. USD LIBOR + 1.600%, 3.66%, 01/25/2024(3)	51,986
		LSTAR Securities Investment Ltd.
	29,508	1 mo. USD LIBOR + 1.750%, 0.04%, 10/01/2022(1)(3)	29,384
	91,605	1 mo. USD LIBOR + 1.550%, 3.64%, 02/01/2023(1)(3)	90,470
		Mill City Mortgage Loan Trust
	101,521	2.75%, 01/25/2061(1)(2)	99,290
	134,814	3.25%, 05/25/2062(1)(2)	133,730
	15,000	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 1.650%, 3.71%, 04/25/2043(1)(3)	15,101
	100,253	Towd Point Mortgage Trust 1 mo. USD LIBOR + 0.600%, 2.66%, 02/25/2057(1)(3)	100,028

			1,783,056

		Total Asset & Commercial Mortgage Backed Securities (cost $6,525,918)	$6,456,905

The accompanying notes are an integral part of these financial statements.

47

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8%
		Aerospace/Defense - 0.2%
		Lockheed Martin Corp.
$	55,000	4.09%, 09/15/2052	$52,787
	35,000	4.50%, 05/15/2036	36,756

			89,543

		Agriculture - 0.8%
		Altria Group, Inc.
	115,000	2.85%, 08/09/2022	112,345
	65,000	3.88%, 09/16/2046	58,529
		BAT Capital Corp.
	110,000	2.30%, 08/14/2020(1)	107,893
	70,000	4.39%, 08/15/2037(1)	67,106

			345,873

		Auto Manufacturers - 0.3%
	15,000	Ford Motor Co. 5.29%, 12/08/2046	13,857
	120,000	General Motors Co. 5.40%, 04/01/2048(7)	115,995

			129,852

		Auto Parts & Equipment - 0.1%
	30,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(7)	27,975

		Beverages - 0.8%
		Anheuser-Busch InBev Finance, Inc.
	80,000	3.30%, 02/01/2023	79,450
	10,000	4.90%, 02/01/2046	10,436
		Anheuser-Busch InBev Worldwide, Inc.
	5,000	3.50%, 01/12/2024	4,983
	115,000	4.60%, 04/15/2048	115,138
	20,000	4.75%, 04/15/2058	20,128
		Constellation Brands, Inc.
	5,000	2.65%, 11/07/2022	4,782
	105,000	2.70%, 05/09/2022	101,528
	20,000	3.60%, 02/15/2028	18,924
	16,000	4.75%, 12/01/2025	16,627

			371,996

		Biotechnology - 0.2%
	20,000	Celgene Corp. 4.63%, 05/15/2044	19,131
	60,000	Gilead Sciences, Inc. 4.15%, 03/01/2047	58,171

			77,302

		Chemicals - 0.3%
	5,000	CF Industries, Inc. 4.95%, 06/01/2043	4,225
	10,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	9,352
	40,000	Methanex Corp. 4.25%, 12/01/2024	39,056
	25,000	Olin Corp. 5.13%, 09/15/2027	24,500
		Sherwin-Williams Co.
	60,000	3.13%, 06/01/2024	57,644
	10,000	3.45%, 06/01/2027	9,532

			144,309

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Commercial Banks - 10.7%
		Bank of America Corp.
$	75,000	2.25%, 04/21/2020	$73,969
	135,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(3)	132,475
	45,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(3)	43,386
	330,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(3)	318,545
	75,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(3)	75,107
	265,000	BNP Paribas S.A. 3.38%, 01/09/2025(1)	251,572
	50,000	Capital One Financial Corp. 3.05%, 03/09/2022	48,931
		Citigroup, Inc.
	10,000	2.70%, 10/27/2022	9,588
	125,000	3 mo. USD LIBOR + 0.950%, 2.88%, 07/24/2023(3)	120,840
	160,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(3)	150,616
	20,000	4.13%, 07/25/2028	19,266
	200,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(3)(8)	219,500
	400,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(3)(8)(9)	401,500
		Goldman Sachs Group, Inc.
	26,000	2.75%, 09/15/2020	25,751
	100,000	2.88%, 02/25/2021	98,411
	20,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(3)	19,565
	100,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(3)	96,554
	260,000	3 mo. USD LIBOR + 1.158%, 3.81%, 04/23/2029(3)	248,929
	85,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(3)	79,933
	40,000	5.15%, 05/22/2045	41,461
	200,000	HSBC Holdings plc 3 mo. USD LIBOR + 0.923%, 3.03%, 11/22/2023(3)	192,915
		JP Morgan Chase & Co.
	55,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(3)	53,120
	15,000	3 mo. USD LIBOR + 0.945%, 3.51%, 01/23/2029(3)	14,249
	25,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(3)	24,243
	265,000	JPMorgan Chase & Co. 3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(3)	264,929
		Morgan Stanley
	125,000	2.75%, 05/19/2022	121,335
	65,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(3)	61,799
	225,000	4.00%, 07/23/2025	225,201
	100,000	Royal Bank of Canada 2.15%, 10/26/2020	97,898
	35,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	34,734

The accompanying notes are an integral part of these financial statements.

48

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Commercial Banks - 10.7% - (continued)
$	200,000	Societe Generale S.A. 5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(3)(8)	$211,250
		UBS Group Funding Switzerland AG
	230,000	2.65%, 02/01/2022(1)	222,149
	200,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(3)(8)(9)	210,874
EUR	200,000	UniCredit S.p.A. 5 year USD Swap + 4.925%, 5.38%, 06/03/2025(3)(8)(9)	214,588
		Wells Fargo & Co.
$	305,000	2.63%, 07/22/2022	294,453
	30,000	4.40%, 06/14/2046	28,682
	65,000	4.75%, 12/07/2046	65,423

			4,813,741

		Commercial Services - 0.1%
	60,000	United Rentals North America, Inc. 5.88%, 09/15/2026	60,900

		Construction Materials - 0.2%
	70,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	70,875

		Diversified Financial Services - 0.6%
	55,000	American Express Co. 3.40%, 02/27/2023	54,568
	125,000	IHS Markit Ltd. 4.13%, 08/01/2023	124,812
	70,000	Navient Corp. 7.25%, 01/25/2022	72,975

			252,355

		Electric - 1.6%
		AES Corp.
	30,000	4.00%, 03/15/2021	29,962
	20,000	5.13%, 09/01/2027	20,200
	40,000	Appalachian Power Co. 6.38%, 04/01/2036	48,279
	25,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	23,805
	185,000	Duke Energy Corp. 2.65%, 09/01/2026	167,952
	5,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	4,974
	58,000	Georgia Power Co. 2.00%, 09/08/2020	56,580
	30,000	ITC Holdings Corp. 3.25%, 06/30/2026	28,173
		Pacific Gas & Electric Co.
	125,000	2.95%, 03/01/2026	112,851
	30,000	3.40%, 08/15/2024	28,567
	110,000	6.05%, 03/01/2034	121,199
	50,000	South Carolina Electric & Gas Co. 4.50%, 06/01/2064	46,015
	10,000	Southern California Edison Co. 3.70%, 08/01/2025	9,985
	10,000	Southern Co. 4.40%, 07/01/2046	9,993

			708,535

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Entertainment - 0.0%
$	20,000	Discovery Communications LLC 2.80%, 06/15/2020(1)	$19,736

		Food - 0.1%
		Kraft Heinz Foods Co.
	30,000	4.38%, 06/01/2046	26,671
	40,000	4.63%, 01/30/2029	39,968

			66,639

		Food Service - 0.1%
	25,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	24,118

		Gas - 0.1%
	25,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.63%, 05/20/2024	24,625

		Healthcare-Products - 0.5%
		Becton Dickinson and Co.
	125,000	3.36%, 06/06/2024	120,580
	30,000	3.70%, 06/06/2027	28,786
	55,000	Boston Scientific Corp. 4.00%, 03/01/2028	54,323
	20,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	19,404

			223,093

		Healthcare-Services - 0.8%
	25,000	Aetna, Inc. 2.80%, 06/15/2023	23,951
		Anthem, Inc.
	50,000	2.25%, 08/15/2019	49,696
	115,000	3.65%, 12/01/2027	109,579
	15,000	Cigna Corp. 3.88%, 10/15/2047	12,975
	80,000	Dignity Health 2.64%, 11/01/2019	79,894
	5,000	Humana, Inc. 2.50%, 12/15/2020	4,898
		UnitedHealth Group, Inc.
	75,000	3.50%, 06/15/2023	75,231
	15,000	3.75%, 10/15/2047	13,866
	10,000	4.25%, 06/15/2048	10,214

			380,304

		Home Builders - 0.1%
	30,000	Lennar Corp. 4.75%, 11/29/2027(7)	28,200
	25,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	24,293

			52,493

		Insurance - 0.5%
	47,000	American International Group, Inc. 3.38%, 08/15/2020	47,059
	130,000	Assurant, Inc. 3 mo. USD LIBOR + 1.250%, 3.59%, 03/26/2021(3)	130,372
	20,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	19,705
	15,000	Willis North America, Inc. 3.60%, 05/15/2024	14,617

			211,753

The accompanying notes are an integral part of these financial statements.

49

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Internet - 1.0%
$	200,000	Alibaba Group Holding Ltd. 3.40%, 12/06/2027	$187,396
	70,000	Amazon.com, Inc. 3.88%, 08/22/2037	69,653
	200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	194,198

			451,247

		Iron/Steel - 0.2%
	20,000	ArcelorMittal 6.13%, 06/01/2025	21,664
	25,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	25,531
		Vale Overseas Ltd.
	25,000	6.25%, 08/10/2026	27,500
	25,000	6.88%, 11/10/2039	29,438

			104,133

		IT Services - 0.2%
	85,000	Apple, Inc. 3.35%, 02/09/2027	83,502
	25,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	25,582

			109,084

		Lodging - 0.1%
	25,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	25,000

		Machinery - Construction & Mining - 0.1%
	50,000	Caterpillar Financial Services Corp. 1.85%, 09/04/2020	48,783

		Media - 1.9%
	45,000	21st Century Fox America, Inc. 6.20%, 12/15/2034	54,888
	45,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2027(1)	42,961
		Charter Communications Operating LLC / Charter Communications Operating Capital
	170,000	5.38%, 05/01/2047	163,317
	25,000	5.75%, 04/01/2048	25,098
	40,000	6.48%, 10/23/2045	43,642
		Comcast Corp.
	65,000	2.35%, 01/15/2027	57,619
	50,000	3.15%, 02/15/2028	46,680
	60,000	4.05%, 11/01/2052	53,944
	30,000	Cox Communications, Inc. 8.38%, 03/01/2039(1)	39,280
		Discovery Communications LLC
	50,000	3.95%, 06/15/2025(1)	49,059
	20,000	4.90%, 03/11/2026	20,647
	35,000	TEGNA, Inc. 5.50%, 09/15/2024(1)	35,175
		Viacom, Inc.
	120,000	4.25%, 09/01/2023	120,483
	15,000	4.38%, 03/15/2043	13,145
		Warner Media LLC
	70,000	3.80%, 02/15/2027	66,933
	33,000	4.88%, 03/15/2020	33,794

			866,665

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Mining - 0.5%
$	200,000	Anglo American Capital plc 3.75%, 04/10/2022(1)	$197,116
	25,000	Glencore Funding LLC 3.88%, 10/27/2027(1)	23,203

			220,319

		Miscellaneous Manufacturing - 0.1%
	55,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	54,435

		Office/Business Equipment - 0.1%
	25,000	Pitney Bowes, Inc. 4.70%, 04/01/2023(7)	22,438

		Oil & Gas - 0.8%
	35,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	33,344
	25,000	Andeavor 3.80%, 04/01/2028	23,896
	70,000	Canadian Natural Resources Ltd. 3.85%, 06/01/2027	68,279
		Hess Corp.
	35,000	4.30%, 04/01/2027	34,272
	5,000	5.60%, 02/15/2041	5,170
	15,000	Marathon Oil Corp. 3.85%, 06/01/2025	14,720
	45,000	Petroleos Mexicanos 6.75%, 09/21/2047	41,684
	45,000	Phillips 66 3.90%, 03/15/2028	44,352
	35,000	QEP Resources, Inc. 5.25%, 05/01/2023	34,475
	35,000	Valero Energy Corp. 3.40%, 09/15/2026	33,443
	35,000	WPX Energy, Inc. 5.25%, 09/15/2024	34,781

			368,416

		Packaging & Containers - 0.1%
	25,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	25,375

		Pharmaceuticals - 2.1%
	70,000	Allergan Funding SCS 3.45%, 03/15/2022	69,209
	20,000	AstraZeneca plc 3.38%, 11/16/2025	19,368
	25,000	Bausch Health Cos., Inc. 7.00%, 03/15/2024(1)	26,506
	220,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	222,479
	60,000	Cardinal Health, Inc. 2.62%, 06/15/2022	57,363
		CVS Health Corp.
	270,000	4.10%, 03/25/2025	269,960
	25,000	5.05%, 03/25/2048	25,907
	85,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	85,136
	30,000	GlaxoSmithKline Capital, plc. 3.13%, 05/14/2021	30,007
	60,000	IQVIA, Inc. 4.88%, 05/15/2023(1)	60,900

The accompanying notes are an integral part of these financial statements.

50

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Pharmaceuticals - 2.1% - (continued)
$	50,000	Mylan N.V. 3.75%, 12/15/2020	$50,150
	20,000	Mylan, Inc. 5.20%, 04/15/2048(1)	19,681

			936,666

		Pipelines - 0.7%
	45,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027(7)	44,220
	35,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	35,875
	10,000	Energy Transfer Partners L.P. 4.20%, 09/15/2023	10,014
		EQT Midstream Partners L.P.
	10,000	4.75%, 07/15/2023	10,069
	10,000	5.50%, 07/15/2028	10,214
	70,000	MPLX L.P. 5.20%, 03/01/2047	71,095
	5,000	Texas Eastern Transmission L.P. 3.50%, 01/15/2028(1)	4,705
	5,000	TransCanada PipeLines Ltd. 4.75%, 05/15/2038	5,120
	55,000	Valero Energy Partners L.P. 4.38%, 12/15/2026	54,715
	45,000	Western Gas Partners L.P. 4.50%, 03/01/2028	43,951
	35,000	Williams Partners L.P. 6.30%, 04/15/2040	40,142

			330,120

		Real Estate Investment Trusts - 0.1%
	45,000	Crown Castle International Corp. 3.15%, 07/15/2023	43,204
	25,000	Equinix, Inc. 5.75%, 01/01/2025	25,781

			68,985

		Retail - 0.9%
		CVS Health Corp.
	193,000	2.80%, 07/20/2020	191,162
	15,000	5.13%, 07/20/2045	15,607
	20,000	Home Depot, Inc. 4.20%, 04/01/2043	20,117
	40,000	McDonald’s Corp. 3.35%, 04/01/2023	39,845
	125,000	Walmart, Inc. 3.40%, 06/26/2023	125,623

			392,354

		Semiconductors - 0.5%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	40,000	2.38%, 01/15/2020	39,439
	145,000	3.63%, 01/15/2024	140,285
	55,000	Microchip Technology, Inc. 4.33%, 06/01/2023(1)	54,981

			234,705

		Software - 0.7%
	20,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	20,041
	25,000	First Data Corp. 5.00%, 01/15/2024(1)	25,265

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 30.8% - (continued)
		Software - 0.7% - (continued)
$	50,000	Microsoft Corp. 3.30%, 02/06/2027	$49,380
	25,000	MSCI, Inc. 5.75%, 08/15/2025(1)	26,062
	20,000	Oracle Corp. 4.00%, 11/15/2047	19,450
		salesforce.com, Inc.
	45,000	3.25%, 04/11/2023	44,884
	5,000	3.70%, 04/11/2028	5,018
	110,000	Western Digital Corp. 4.75%, 02/15/2026	108,144

			298,244

		Telecommunications - 2.0%
		AT&T, Inc.
	80,000	4.10%, 02/15/2028(1)	77,098
	10,000	4.25%, 03/01/2027	9,896
	125,000	4.75%, 05/15/2046	114,612
	20,000	Sprint Corp. 7.13%, 06/15/2024	20,537
	200,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	198,500
	45,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	54,961
		Verizon Communications, Inc.
	205,000	4.50%, 08/10/2033	203,344
	75,000	4.52%, 09/15/2048	71,701
	20,000	4.86%, 08/21/2046	20,026
	10,000	5.01%, 08/21/2054	9,952
	15,000	5.25%, 03/16/2037	16,087
	85,000	Vodafone Group plc 4.38%, 05/30/2028(7)	85,085

			881,799

		Transportation - 0.6%
	70,000	CSX Corp. 3.25%, 06/01/2027	66,744
		Delta Air Lines, Inc.
	15,000	3.63%, 03/15/2022	14,897
	15,000	3.80%, 04/19/2023	14,790
	90,000	FedEx Corp. 4.05%, 02/15/2048	83,092
	80,000	Union Pacific Corp. 4.38%, 09/10/2038	82,781

			262,304

		Total Corporate Bonds (cost $13,965,959)	$13,797,089

FOREIGN GOVERNMENT OBLIGATIONS - 10.8%
		Japan - 9.6%
		Japan Treasury Discount Bill
JPY	107,000,000	0.13%, 09/10/2018(10)	$956,004
	225,000,000	0.15%, 10/09/2018(10)	2,010,496
	150,000,000	0.16%, 10/22/2018(10)	1,340,406

			4,306,906

		Qatar - 0.6%
$	245,000	Qatar Government International Bond 5.10%, 04/23/2048(1)	250,213

The accompanying notes are an integral part of these financial statements.

51

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 10.8% - (continued)
		Romania - 0.2%
$	80,000	Romanian Government International Bond 6.13%, 01/22/2044(9)	$92,357

		United Arab Emirates - 0.4%
	200,000	Abu Dhabi Government International Bond 2.50%, 10/11/2022(1)	192,130

		Total Foreign Government Obligations (cost $4,902,102)	$4,841,606

MUNICIPAL BONDS - 0.5%
		Development - 0.1%
$	45,000	California State, GO Taxable 7.63%, 03/01/2040	$66,269

		Education - 0.1%
		Chicago, IL, Board of Education
	5,000	6.14%, 12/01/2039	4,790
	40,000	6.32%, 11/01/2029	39,719

			44,509

		General Obligation - 0.3%
	82,000	City of Chicago, IL, GO 7.38%, 01/01/2033	92,431
	40,000	Illinois State, GO 5.88%, 03/01/2019	40,612

			133,043

		Total Municipal Bonds (cost $243,602)	$243,821

SENIOR FLOATING RATE INTERESTS - 2.9%(11)
		Auto Manufacturers - 0.2%
	99,500	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.60%, 11/06/2024	$99,500

		Biotechnology - 0.2%
	98,997	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.33%, 05/15/2022	98,936

		Electrical Components & Equipment - 0.3%
	110,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 07/25/2025(2)(12)	110,705

		Engineering & Construction - 0.3%
	123,750	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.60%, 06/21/2024	124,292

		Insurance - 0.2%
	96,107	Asurion LLC 1 mo. USD LIBOR + 2.750%, 5.08%, 08/04/2022	96,055

		Lodging - 0.2%
	99,500	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.08%, 10/06/2024	99,345

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.9%(11) - (continued)
		Media - 0.3%
	150,000	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 0.00%, 03/01/2025(12)	$148,782

		Miscellaneous Manufacturing - 0.2%
	98,802	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.09%, 10/20/2024	98,761

		Oil & Gas - 0.2%
	75,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 6.83%, 12/31/2022	76,187

		Packaging & Containers - 0.2%
	80,000	Berry Global, Inc. 3 mo. USD LIBOR + 1.750%, 3.92%, 02/08/2020	80,073

		Software - 0.3%
	145,332	First Data Corp. 1 mo. USD LIBOR + 2.000%, 4.07%, 04/26/2024	145,264

		Telecommunications - 0.3%
	123,747	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.63%, 02/02/2024	123,716

		Total Senior Floating Rate Interests (cost $1,298,756)	$1,301,616

U.S. GOVERNMENT AGENCIES - 43.1%
		Mortgage-Backed Agencies - 43.1%
		FHLMC - 14.1%
$	40,000	3.24%, 08/25/2027	$39,259
	11,713	3.00%, 05/15/2041	11,551
	825,000	4.50%, 08/01/2048(13)	855,365
	1,400,000	3.50%, 09/01/2048(13)	1,384,804
	100,000	3.00%, 08/01/2033(13)	98,927
	231,401	1 mo. USD LIBOR + 1.200%, 3.26%, 10/25/2029(3)	234,036
	219,164	1 mo. USD LIBOR + 0.550%, 2.61%, 04/25/2030(3)	219,129
	1,150,000	3.00%, 08/01/2048(13)	1,107,573
	300,000	3.50%, 08/01/2048(13)	297,119
	2,050,000	4.00%, 08/01/2048(13)	2,081,273

			6,329,036

		FNMA - 19.1%
	200,000	3.10%, 02/01/2027	195,047
	75,000	3.16%, 08/01/2027	72,860
	55,000	3.00%, 07/01/2027	52,734
	80,000	2.88%, 11/01/2027	75,897
	52,067	3.00%, 09/25/2047	50,953
	10,598	2.00%, 09/25/2041	9,969
	20,440	2.00%, 12/25/2041	19,280
	20,866	2.50%, 12/25/2041	20,066
	200,000	3.00%, 08/01/2048(13)	192,766
	27,611	3.00%, 02/25/2043	27,111
	23,471	3.50%, 04/25/2048	23,509
	12,454	3.50%, 05/25/2042	12,525
	24,002	2.50%, 03/25/2046	23,138

The accompanying notes are an integral part of these financial statements.

52

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
		FNMA - 19.1% - (continued)
$	28,513	3.50%, 03/25/2045	$28,636
	4,525,000	3.50%, 09/01/2048(13)	4,479,118
	1,200,000	3.50%, 08/01/2048(13)	1,188,965
	950,000	4.00%, 08/01/2048(13)	964,992
	399,390	3.50%, 06/01/2048	396,014
	68,770	3.00%, 12/25/2054	67,335
	338,952	3.22%, 07/01/2032	325,970
	330,000	3.00%, 12/01/2029	310,525

			8,537,410

		GNMA - 9.9%
	400,000	4.00%, 08/01/2048(13)	408,938
	950,000	4.50%, 08/01/2048(13)	986,590
	500,000	5.00%, 08/01/2048(13)	521,641
	1,575,000	3.50%, 08/01/2048(13)	1,575,677
	975,000	3.00%, 08/01/2048(13)	951,310

			4,444,156

			19,310,602

		Total U.S. Government Agencies (cost $19,363,570)	$19,310,602

U.S. GOVERNMENT SECURITIES - 16.9%
		U.S. Treasury Securities - 16.9%
		U.S. Treasury Bonds - 7.7%
$	750,000	3.00%, 02/15/2047	$738,194
	1,873,000	3.75%, 11/15/2043	2,091,980
	520,000	4.38%, 02/15/2038	623,370

			3,453,544

		U.S. Treasury Notes - 9.2%
		U.S. Treasury Notes
	550,167	0.38%, 07/15/2027(14)	528,906
	626,270	0.75%, 07/15/2028(14)	620,977
	1,945,000	1.13%, 02/28/2021(15)(16)	1,866,896
	175,000	1.75%, 09/30/2019	173,482
	420,000	1.75%, 05/15/2023	399,525
	556,000	2.00%, 02/15/2025	525,550

			4,115,336

			7,568,880

		Total U.S. Government Securities (cost $7,715,142)	$7,568,880

		Total Long-Term Investments (cost $54,015,049)	$53,520,519

SHORT-TERM INVESTMENTS - 21.5%
		Other Investment Pools & Funds - 21.1%
	9,455,674	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.82%(17)	$9,455,674

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 21.5% - (continued)
	Securities Lending Collateral - 0.4%
206,390	State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(17)	$206,390

	Total Short-Term Investments (cost $9,662,064)	$9,662,064

Total Investments Excluding Purchased Options (cost $63,677,113)	140.9%	$63,182,583

Total Purchased Options (cost $58,086)	0.1%	48,871

Total Investments (cost $63,735,199)	141.0%	$63,231,454
Other Assets & Liabilities	(41.0)%	(18,396,396)

Total Net Assets	100.0%	$44,835,058

The accompanying notes are an integral part of these financial statements.

53

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types. For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)

Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $6,057,518, which represented 13.5% of total net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2018.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strips.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $105,000 at July 31, 2018.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)

These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At July 31, 2018, the aggregate value of these securities was $919,319, which represented 2.1% of total net assets.

(10)	The rate shown represents current yield to maturity.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2018.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	Represents or includes a TBA transaction.

(14)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(17)	Current yield as of period end.

(18)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018, the aggregate value of these securities was $49,424, which represented 0.1% of total net assets.

OTC Swaption Contracts Outstanding at July 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 05/15/29(1)	BOA	3.25%	Receive	05/13/19	USD	163,000	163,000	$2,068	$2,561	$(493)

The accompanying notes are an integral part of these financial statements.

54

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

OTC Swaption Contracts Outstanding at July 31, 2018 (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 05/15/29(1)	BOA	3.25%	Receive	05/13/19	USD	510,000	510,000	$6,469	$8,211	$(1,742)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29(1)	DEUT	3.20%	Receive	05/30/19	USD	500,000	500,000	6,273	7,450	(1,177)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29(1)	BOA	3.20%	Receive	05/30/19	USD	515,000	515,000	6,461	8,008	(1,547)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29(1)	BOA	3.20%	Receive	05/30/19	USD	2,200,000	2,200,000	27,600	31,856	(4,256)

Total Puts							3,888,000	$48,871	$58,086	$(9,215)

Total purchased swaption contracts							3,888,000	$48,871	$58,086	$(9,215)

(1)

This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At July 31, 2018, the aggregate value of these securities was $48,871, which represented 0.1% of total net assets.

Futures Contracts Outstanding at July 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Euro Future	1	03/18/2019	$242,925	$(240)
Canadian Government 10-Year Bond Future	3	09/19/2018	310,530	(2,771)
U.S. Treasury 2-Year Note Future	14	09/28/2018	2,959,250	68
U.S. Treasury 10-Year Note Future	1	09/19/2018	119,422	(225)

Total				$(3,168)

Short position contracts:
90-Day Euro Future	1	03/16/2020	$242,325	$598
Long Gilt Future	3	09/26/2018	482,777	851
U.S. Treasury 10-Year Ultra Future	7	09/19/2018	889,765	1,625
U.S. Treasury Ultra Bond Future	3	09/19/2018	470,719	89

Total				$3,163

Total futures contracts				$(5)

OTC Credit Default Swap Contracts Outstanding at July 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.BBB.6	MSC	USD	20,000	3.00%	05/11/63	Monthly	$—	$(3,241)	$(2,204)	$1,037
CMBX.NA.BBB.6	DEUT	USD	235,000	3.00%	05/11/63	Monthly	—	(33,974)	(25,794)	8,180
CMBX.NA.BBB.6	MSC	USD	10,000	3.00%	05/11/63	Monthly	—	(1,673)	(1,098)	575
CMBX.NA.BBB.6	GSC	USD	10,000	3.00%	05/11/63	Monthly	—	(1,659)	(1,098)	561
CMBX.NA.BBB.6	MSC	USD	10,000	3.00%	05/11/63	Monthly	—	(1,646)	(1,102)	544
CMBX.NA.BBB.6	MSC	USD	5,000	3.00%	05/11/63	Monthly	—	(835)	(549)	286
CMBX.NA.BBB.6	DEUT	USD	5,000	3.00%	05/11/63	Monthly	—	(834)	(549)	285
Republic of Turkey	BOA	USD	15,000	1.00%	06/20/23	Quarterly	—	(1,282)	(1,375)	(93)
Republic of Turkey	MSC	USD	30,000	1.00%	06/20/23	Quarterly	—	(2,506)	(2,748)	(242)
Republic of Turkey	GSC	USD	130,000	1.00%	06/20/23	Quarterly	—	(11,631)	(11,910)	(279)

The accompanying notes are an integral part of these financial statements.

55

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

OTC Credit Default Swap Contracts Outstanding at July 31, 2018 (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Republic of Turkey	HSBC	USD	60,000	1.00%	06/20/23	Quarterly	$—	$(5,149)	$(5,496)	$(347)
United Mexican States	MSC	USD	30,000	1.00%	06/20/23	Quarterly	—	(399)	(148)	251

Total							$—	$(64,829)	$(54,071)	$10,758

Total traded indices							$—	$(64,829)	$(54,071)	$10,758

Total OTC contracts							$—	$(64,829)	$(54,071)	$10,758

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.30.V1	USD	645,000	(1.00%)	06/20/23	Quarterly	$(10,707)	$(12,726)	$(2,019)
ITRAXX.EUR.29.V1	EUR	470,000	(1.00%)	06/20/23	Quarterly	(9,057)	(11,009)	(1,952)
ITRAXX.XOV.29.V1	EUR	280,000	(5.00%)	06/20/23	Quarterly	(29,988)	(32,824)	(2,836)

Total						$(49,752)	$(56,559)	$(6,807)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.30.V1	USD	486,000	5.00%	06/20/23	Quarterly	$30,476	$35,876	$5,400

Total						$(19,276)	$(20,683)	$(1,407)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.25% Fixed	USD	2,036,000	06/20/28	Semi-Annual	$121,389	$—	$136,824	$15,435
3 Mo. USD LIBOR	2.75% Fixed	USD	120,000	12/20/47	Semi-Annual	—	(2,646)	7,046	9,692

Total						$121,389	$(2,646)	$143,870	$25,127

OTC Total Return Swap Contracts Outstanding at July 31, 2018
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD liquid High Yield	MSC	USD	195,000	(1.00%)	12/20/18	Quarterly	$172	$—	$(4,095)	$(4,267)

Foreign Currency Contracts Outstanding at July 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
217,305	USD	185,000	EUR	MSC	08/31/18	$330	$—
981,786	USD	107,000,000	JPY	MSC	09/10/18	23,245	—

The accompanying notes are an integral part of these financial statements.

56

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Foreign Currency Contracts Outstanding at July 31, 2018 (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,133,839	USD	125,000,000	JPY	SSG	10/09/18	$11,809	$—
908,668	USD	100,000,000	JPY	BOA	10/09/18	11,044	—
1,361,891	USD	150,000,000	JPY	SSG	10/22/18	14,156	—

Total						$60,584	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets

Other Abbreviations:
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

57

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$6,456,905	$—	$6,456,905	$—
Corporate Bonds	13,797,089	—	13,797,089	—
Foreign Government Obligations	4,841,606	—	4,841,606	—
Municipal Bonds	243,821	—	243,821	—
Senior Floating Rate Interests	1,301,616	—	1,301,616	—
U.S. Government Agencies	19,310,602	—	19,310,602	—
U.S. Government Securities	7,568,880	—	7,568,880	—
Short-Term Investments	9,662,064	9,662,064	—	—
Purchased Options	48,871	—	48,871	—
Foreign Currency Contracts(2)	60,584	—	60,584	—
Futures Contracts(2)	3,231	3,231	—	—
Swaps - Credit Default(2)	17,119	—	17,119	—
Swaps - Interest Rate(2)	25,127	—	25,127	—

Total	$63,337,515	$9,665,295	$53,672,220	$—

Liabilities
Futures Contracts(2)	$(3,236)	$(3,236)	$—	$—
Swaps - Credit Default(2)	(7,768)	—	(7,768)	—
Swaps - Total Return(2)	(4,267)	—	(4,267)	—

Total	$(15,271)	$(3,236)	$(12,035)	$—

(1)	For the period ended July 31, 2018, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

58

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59

Hartford Active Fixed Income ETFs

Statements of Assets and Liabilities

July 31, 2018

	Hartford Corporate Bond ETF	Hartford Municipal Opportunities ETF	Hartford Quality Bond ETF
Assets:
Investments in securities, at market value(1)	$14,532,522	$11,948,322	$24,045,310
Cash	—	—	5,925
Cash collateral due from broker on swap contracts	—	—	200,000
Foreign currency	1,167	—	804,002
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Receivables:
Investment securities sold	—	—	3,446,379
Interest	192,417	113,705	53,425
Securities lending income	61	—	—
Tax reclaims	2,286	—	—
Variation margin on futures contracts	15,521	—	71,700
Variation margin on centrally cleared swap contracts	—	—	—
OTC swap contracts premiums paid	—	—	—
Other assets	—	—	—

Total assets	14,743,974	12,062,027	28,626,741

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	3,738
Bank overdraft	—	—	—
Obligation to return securities lending collateral	15,000	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
TBA sale commitments, at market value	—	—	2,689,687
Payables:
Investment securities purchased	—	142,834	6,370,503
Investment management fees	5,476	2,937	6,498
Variation margin on centrally cleared swap contracts	—	—	1,437
Variation margin on futures contracts	—	—	—
Accrued expenses	—	—	2,348
OTC swap contracts premiums received	—	—	—

Total liabilities	20,476	145,771	9,074,211

Net assets	$14,723,498	$11,916,256	$19,552,530

Summary of Net Assets:
Paid-in-capital	$15,044,935	$12,019,436	$20,029,922
Undistributed (distributions in excess of) net investment income	13,708	7,013	69,171
Accumulated net realized gain (loss)	20,533	(51,955)	(349,012)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(355,678)	(58,238)	(197,551)

Net assets	$14,723,498	$11,916,256	$19,552,530

Net asset value per share	$49.08	$39.72	$48.88

Shares issued and outstanding	300,000	300,000	400,000

Cost of investments	$14,888,658	$12,006,560	$24,329,416
Cost of foreign currency	$1,159	$—	$797,978
Proceeds of TBA sale commitments	$—	$—	$2,698,353
(1) Includes Investment in securities on loan, at market value	$14,694	$—	$—

The accompanying notes are an integral part of these financial statements.

60

Hartford Active Fixed Income ETFs

Statements of Assets and Liabilities – (continued)

July 31, 2018

Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF

$21,734,671	$21,799,728	$63,231,454
—	—	209,671
—	—	—
—	197,914	—
—	—	11,719
—	—	60,584

—	—	1,770,161
167,543	107,704	224,926
23	—	60
—	667	526
—	—	—
—	14,953	—
—	—	172
—	911	—

21,902,237	22,121,877	65,509,273

—	157	—
—	911	—
166,605	—	206,390
—	—	5,228
—	—	—

745,481	2,132,900	20,383,505
6,966	4,919	5,808
—	—	3,127
—	—	5,344
—	—	—
—	—	64,813

919,052	2,138,887	20,674,215

$20,983,185	$19,982,990	$44,835,058

$21,012,226	$20,010,000	$45,375,322
15,762	19,330	109,471
(22,359)	(394)	(236,855)
(22,444)	(45,946)	(412,880)

$20,983,185	$19,982,990	$44,835,058

$19.98	$39.97	$38.99

1,050,000	500,000	1,150,000

$21,757,115	$21,846,032	$63,735,199
$—	$197,914	$—
$—	$—	$—
$163,016	$—	$202,162

The accompanying notes are an integral part of these financial statements.

61

Hartford Active Fixed Income ETFs

Statements of Operations

For the Period Ended July 31, 2018

	Hartford Corporate Bond ETF	Hartford Municipal Opportunities ETF(1)	Hartford Quality Bond ETF
Investment Income:
Interest	$578,804	$187,154	$545,358
Securities lending	1,146	—	5
Less: Foreign tax withheld	(30)	—	—

Total investment income, net	579,920	187,154	545,363

Expenses:
Investment management fees	66,521	25,399	77,577

Total expenses (before waivers)	66,521	25,399	77,577

Total expenses, net	66,521	25,399	77,577

Net Investment Income (Loss)	513,399	161,755	467,786

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(7,526)	(51,955)	(174,879)
Net realized gain (loss) on purchased options contracts	—	—	2,108
Net realized gain (loss) on futures contracts	73,077	—	(229,711)
Net realized gain (loss) on written options contracts	—	—	(3,807)
Net realized gain (loss) on swap contracts	—	—	92,329
Net realized gain (loss) on other foreign currency transactions	(47)	—	24,607

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	65,504	(51,955)	(289,353)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(700,966)	(58,238)	(343,175)
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	(14,056)
Net unrealized appreciation (depreciation) of futures contracts	(4,848)	—	4,680
Net unrealized appreciation (depreciation) of swap contracts	—	—	75,235
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	7,534
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	8	—	(10,144)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(705,806)	(58,238)	(279,926)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(640,302)	(110,193)	(569,279)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(126,903)	$51,562	$(101,493)

(1)	Commenced operations on December 13, 2017.
(2)	Commenced operations on April 18, 2018.
(3)	Commenced operations on May 30, 2018.
(4)	Commenced operations on September 27, 2017.

The accompanying notes are an integral part of these financial statements.

62

Hartford Active Fixed Income ETFs

Statements of Operations – (continued)

For the Period Ended July 31, 2018

Hartford Schroders Tax-Aware Bond ETF(2)	Hartford Short Duration ETF(3)	Hartford Total Return Bond ETF(4)

$138,368	$102,980	$460,455
53	—	193
—	—	—

138,421	102,980	460,648

23,220	9,839	63,952

23,220	9,839	63,952

23,220	9,839	63,952

115,201	93,141	396,696

(22,358)	(343)	(152,946)
—	—	3,626
—	—	17,722
—	—	5,194
—	—	5,155
—	2,226	(41,728)

(22,358)	1,883	(162,977)

(22,444)	(46,304)	(494,530)
—	—	(9,215)
—	1,073	(5)
—	—	30,211
—	(157)	60,584
—	(558)	75

(22,444)	(45,946)	(412,880)

(44,802)	(44,063)	(575,857)

$70,399	$49,078	$(179,161)

The accompanying notes are an integral part of these financial statements.

63

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets

	Hartford Corporate Bond ETF		Hartford Municipal Opportunities ETF
	For the Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	For the Period Ended July 31, 2018(2)
Operations:
Net investment income (loss)	$513,399	$175,465	$161,755
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	65,504	25,398	(51,955)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(705,806)	350,128	(58,238)

Net Increase (Decrease) in Net Assets Resulting from Operations	(126,903)	550,991	51,562

Distributions to Shareholders:
From net investment income	(484,299)	(161,909)	(154,742)
From net realized gain on investments	(99,317)	—	—

Total distributions	(583,616)	(161,909)	(154,742)

Fund Share Transactions:
Sold	—	15,050,000	11,997,920
Redeemed	—	(50,065)	(80)
Other Capital	—	45,000	21,596

Net increase from capital share transactions	—	15,044,935	12,019,436

Net Increase (Decrease) in Net Assets	(710,519)	15,434,017	11,916,256

Net Assets:
Beginning of period	15,434,017	—	—

End of period	$14,723,498	$15,434,017	$11,916,256

Undistributed (distributions in excess of) net investment income	$13,708	$14,269	$7,013

(1)	Commenced operations on March 21, 2017.
(2)	Commenced operations on December 13, 2017.
(3)	Commenced operations on April 18, 2018.
(4)	Commenced operations on May 30, 2018.
(5)	Commenced operations on September 27, 2017.

The accompanying notes are an integral part of these financial statements.

64

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets – (continued)

Hartford Quality Bond ETF		Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
For the Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	For the Period Ended July 31, 2018(3)	For the Period Ended July 31, 2018(4)	For the Period Ended July 31, 2018(5)

$467,786	$117,842	$115,201	$93,141	$396,696
(289,353)	149,875	(22,358)	1,883	(162,977)
(279,926)	82,375	(22,444)	(45,946)	(412,880)

(101,493)	350,092	70,399	49,078	(179,161)

(464,073)	(119,298)	(99,439)	(76,088)	(361,103)
(142,620)	—	—	—	—

(606,693)	(119,298)	(99,439)	(76,088)	(361,103)

—	20,050,000	20,991,274	20,000,040	45,335,134
—	(50,078)	(40)	(40)	(80)
—	30,000	20,991	10,000	40,268

—	20,029,922	21,012,225	20,010,000	45,375,322

(708,186)	20,260,716	20,983,185	19,982,990	44,835,058

20,260,716	—	—	—	—

$19,552,530	$20,260,716	$20,983,185	$19,982,990	$44,835,058

$69,171	$13,324	$15,762	$19,330	$109,471

The accompanying notes are an integral part of these financial statements.

65

Hartford Active Fixed Income ETFs

Financial Highlights

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)
Hartford Corporate Bond ETF
For the Year Ended July 31, 2018
$ 51.45	$1.71	$(2.14)	$(0.43)	$—	$(1.61)	$(0.33)	$(1.94)	$49.08	(0.86)%		$14,723	0.44%		0.44%		3.40%		69%

For the Period Ended July 31, 2017(5)
$ 50.00	$0.58	$1.26	$1.84	$0.15	$(0.54)	$—	$(0.54)	$51.45	3.99	%(6)	$15,434	0.44	%(7)	0.44	%(7)	3.20	%(7)	20%

Hartford Municipal Opportunities ETF
For the Period Ended July 31, 2018(8)
$ 40.00	$0.54	$(0.37)	$0.17	$0.07	$(0.52)	$—	$(0.52)	$39.72	0.60	%(6)	$11,916	0.34	%(7)	0.34	%(7)	2.18%		37%

Hartford Quality Bond ETF
For the Year Ended July 31, 2018
$ 50.65	$1.17	$(1.42)	$(0.25)	$—	$(1.16)	$(0.36)	$(1.52)	$48.88	(0.50)%		$19,553	0.39%		0.39%		2.35%		105%

For the Period Ended July 31, 2017(5)
$ 50.00	$0.29	$0.59	$0.88	$0.07	$(0.30)	$—	$(0.30)	$50.65	1.90	%(6)	$20,261	0.39	%(7)	0.39	%(7)	1.62%		25%

Hartford Schroders Tax-Aware Bond ETF
For the Period Ended July 31, 2018(9)
$ 20.00	$0.11	$(0.06)	$0.05	$0.02	$(0.09)	$—	$(0.09)	$19.98	0.37	%(6)	$20,983	0.39	%(7)	0.39	%(7)	1.93	%(7)	60%

Hartford Short Duration ETF
For the Period Ended July 31, 2018(10)
$ 40.00	$0.19	$(0.09)	$0.10	$0.02	$(0.15)	$—	$(0.15)	$39.97	0.31	%(6)	$19,983	0.29	%(7)	0.29	%(7)	2.75	%(7)	1%

Hartford Total Return Bond ETF
For the Period Ended July 31, 2018(11)
$ 40.00	$0.77	$(1.14)	$(0.37)	$0.08	$(0.72)	$—	$(0.72)	$38.99	(0.71	)%(6)	$44,835	0.38	%(7)	0.38	%(7)	2.35%		46%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day.

(3)	There were no waivers or reimbursements for the period ended July 31, 2018.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on March 21, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on December 13, 2017.
(9)	Commenced operations on April 18, 2018
(10)	Commenced operations on May 30, 2018.
(11)	Commenced operations on September 27, 2017.

The accompanying notes are an integral part of these financial statements.

66

Hartford Active Fixed Income ETFs

Notes to Financial Statements

July 31, 2018

1.	Organization:

Hartford Funds Exchange-Traded Trust (the “Trust”) is an open-end registered management investment company comprised of six series as of July 31, 2018. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:

Hartford Corporate Bond ETF (the “Corporate Bond ETF”)

Hartford Municipal Opportunities ETF (the “Municipal Opportunities ETF”)

Hartford Quality Bond ETF (the “Quality Bond ETF”)

Hartford Schroders Tax-Aware Bond ETF (the “Tax-Aware Bond ETF”)

Hartford Short Duration ETF (the “Short Duration ETF”)

Hartford Total Return Bond ETF (the “Total Return Bond ETF”)

Corporate Bond ETF and Quality Bond ETF commenced operations on March 21, 2017. Municipal Opportunities ETF commenced operations on December 13, 2017. Total Return Bond ETF commenced operations on September 27, 2017. Tax-Aware Bond ETF commenced on operations on April 18, 2018. Short Duration ETF commenced operation on May 30, 2018. Each Fund is an exchange-traded fund (‘‘ETF’’). ETFs are funds that trade on an exchange like other publicly traded securities. Each Fund is actively managed. Shares of Corporate Bond ETF, Municipal Opportunities ETF, Tax-Aware Bond ETF, Quality Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). Shares of Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares (‘‘Shares’’) of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each Fund’s Shares is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by State Street Bank and Trust Company (“State Street”) and determined as of the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on each day that such exchange is open (“Valuation Date”). Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier as set forth in the prospectus or on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds

67

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2018

that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) may use various pricing services, or discontinue the use of any pricing service, as approved by the Trust’s Board of Trustees (the “Board”) from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

The Board has approved procedures that govern the valuation of portfolio investments, including in circumstances where market quotes are not readily available. The Board has delegated the day-to-day responsibility for implementing these procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates and market indices). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security may be materially different from the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Board. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange Shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board.

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U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange -traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable. Please refer to note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such a Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

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A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)

Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly. Dividends from realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Board. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of July 31, 2018.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2018.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of July 31, 2018.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and

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July 31, 2018

have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2018.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2018.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

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During the year or period ended July 31, 2018, Corporate Bond ETF, Quality Bond ETF, Short Duration ETF and Total Return Bond ETF had engaged in Futures Contracts.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year or period ended July 31, 2018, Quality Bond ETF, Short Duration ETF and Total Return Bond ETF had engaged in Foreign Currency Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year or period ended July 31, 2018, Quality Bond ETF and Total Return Bond ETF had engaged in Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Board. Changes in market value, if

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July 31, 2018

any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

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July 31, 2018

During the period ended July 31, 2018, Quality Bond ETF and Total Return Bond ETF had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year or period ended July 31, 2018, Quality Bond ETF and Total Return Bond ETF had engaged in Interest Rate Swap Contracts.

e)	Additional Derivative Instrument Information:

Corporate Bond ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts	$10,452	$—	$—	$—	$—	$—	$10,452

Total	$10,452	$—	$—	$—	$—	$—	$10,452

Liabilities:
Unrealized depreciation on futures contracts	$10,002	$—	$—	$—	$—	$—	$10,002

Total	$10,002	$—	$—	$—	$—	$—	$10,002

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$73,077	$—	$—	$—	$—	$—	$73,077

Total	$73,077	$—	$—	$—	$—	$—	$73,077

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(4,848)	$—	$—	$—	$—	$—	$(4,848)

Total	$(4,848)	$—	$—	$—	$—	$—	$(4,848)

For the year ended July 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	14
Futures Contracts Short at Number of Contracts	(19)

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July 31, 2018

Quality Bond ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$155,834	$—	$—	$—	$—	$—	$155,834
Unrealized appreciation on futures contracts	16,746	—	—	—	—	—	16,746
Unrealized appreciation on swap contracts	65,383	—	—	—	—	—	65,383

Total	$237,963	$—	$—	$—	$—	$—	$237,963

Liabilities:
Unrealized depreciation on futures contracts	$4,542	$—	$—	$—	$—	$—	$4,542
Unrealized depreciation on foreign currency contracts	—	3,738	—	—	—	—	3,738
Unrealized depreciation on swap contracts	1,984	—	—	—	—	—	1,984

Total	$6,526	$3,738	$—	$—	$—	$—	$10,264

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$2,108	$—	$—	$—	$—	$—	$2,108
Net realized gain (loss) on futures contracts	(229,711)	—	—	—	—	—	(229,711)
Net realized gain (loss) on written options contracts	(3,807)	—	—	—	—	—	(3,807)
Net realized gain (loss) on swap contracts	88,841	—	3,488	—	—	—	92,329

Total	$(142,569)	$—	$3,488	$—	$—	$—	$(139,081)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(14,056)	$—	$—	$—	$—	$—	$(14,056)
Net change in unrealized appreciation (depreciation) of futures contracts	4,680	—	—	—	—	—	4,680
Net change in unrealized appreciation (depreciation) of swap contracts	75,235	—	—	—	—	—	75,235
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	7,534	—	—	—	—	7,534

Total	$65,859	$7,534	$—	$—	$—	$—	$73,393

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July 31, 2018

Quality Bond ETF – (continued)

For the year ended July 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	909,091
Futures Contracts Long at Number of Contracts	46
Futures Contracts Short at Number of Contracts	(12)
Swap Contracts at Notional Amount	$3,353,091
Foreign Currency Contracts Purchased at Contract Amount	$832,078
Foreign Currency Contracts Sold at Contract Amount	$1,336,342

Short Duration ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts	$11,628	$—	$—	$—	$—	$—	$11,628

Total	$11,628	$—	$—	$—	$—	$—	$11,628

Liabilities:
Unrealized depreciation on futures contracts	$10,555	$—	$—	$—	$—	$—	$10,555
Unrealized depreciation on foreign currency contracts	—	157	—	—	—	—	157

Total	$10,555	$157	$—	$—	$—	$—	$10,712

The Effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$1,073	$—	$—	$—	$—	$—	$1,073
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(157)	—	—	—	—	(157)

Total	$1,073	$(157)	$—	$—	$—	$—	$916

For the period ended July 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	12
Futures Contracts Short at Number of Contracts	(20)
Foreign Currency Contracts Sold at Contract Amount	$321,238

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Total Return Bond ETF

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$48,871	$—	$—	$—	$—	$—	$48,871
Unrealized appreciation on futures contracts	3,231	—	—	—	—	—	3,231
Unrealized appreciation on foreign currency contracts	—	60,584	—	—	—	—	60,584
Unrealized appreciation on swap contracts	25,127	—	17,119	—	—	—	42,246

Total	$77,229	$60,584	$17,119	$—	$—	$—	$154,932

Liabilities:
Unrealized depreciation on futures contracts	$3,236	$—	$—	$—	$—	$—	$3,236
Unrealized depreciation on swap contracts	4,267	—	7,768	—	—	—	12,035

Total	$7,503	$—	$7,768	$—	$—	$—	$15,271

The Effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$3,626	$—	$—	$—	$—	$—	$3,626
Net realized gain (loss) on futures contracts	17,722	—	—	—	—	—	17,722
Net realized gain (loss) on written options contracts	5,194	—	—	—	—	—	5,194
Net realized gain (loss) on swap contracts	4,897	—	258	—	—	—	5,155

Total	$31,439	$—	$258	$—	$—	$—	$31,697

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(9,215)	$—	$—	$—	$—	$—	$(9,215)
Net change in unrealized appreciation (depreciation) of futures contracts	(5)	—	—	—	—	—	(5)
Net change in unrealized appreciation (depreciation) of swap contracts	24,618	—	5,593	—	—	—	30,211
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	60,584	—	—	—	—	60,584

Total	$15,398	$60,584	$5,593	$—	$—	$—	$81,575

For the period ended July 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,895,667
Futures Contracts Long at Number of Contracts	9
Futures Contracts Short at Number of Contracts	(11)
Written Options Contracts at Number of Contracts	(5,872,000)
Swap Contracts at Notional Amount	$2,470,575
Foreign Currency Contracts Sold at Contract Amount	$2,238,369

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f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present each Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by each Fund as of July 31, 2018:

Corporate Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$10,452	$(10,002)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	10,452	(10,002)

Derivatives not subject to a MNA	(10,452)	10,002

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Quality Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(3,738)
Futures contracts	16,746	(4,542)
Purchased options	155,834	—
Swap contracts	65,383	(1,984)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	237,963	(10,264)

Derivatives not subject to a MNA	(82,129)	6,526

Total gross amount of assets and liabilities subject to MNA or similar agreements	$155,834	$(3,738)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Morgan Stanley	$155,834	$—	$—	$—	$155,834

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(3,738)	$—	$—	$—	$(3,738)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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Short Duration ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(157)
Futures contracts	11,628	(10,555)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,628	(10,712)

Derivatives not subject to a MNA	(11,628)	10,555

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(157)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(157)	$—	$—	$—	$(157)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$60,584	$—
Futures contracts	3,231	(3,236)
Purchased options	48,871	—
Swap contracts	42,246	(12,035)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	154,932	(15,271)

Derivatives not subject to a MNA	(33,758)	10,043

Total gross amount of assets and liabilities subject to MNA or similar agreements	$121,174	$(5,228)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$53,642	$(93)	$—	$—	$53,549
Deutsche Bank Securities, Inc.	14,738	—	—	—	14,738
Goldman Sachs & Co.	561	(279)	—	—	282
Morgan Stanley	26,268	(4,509)	—	—	21,759
State Street Global Markets LLC	25,965	—	—	—	25,965

Total	$121,174	$(4,881)	$—	$—	$116,293

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Total Return Bond ETF – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(93)	$93	$—	$—	$—
Goldman Sachs & Co.	(279)	279	—	—	—
HSBC Bank USA	(347)	—	—	—	(347)
Morgan Stanley	(4,509)	4,509	—	—	—

Total	$(5,228)	$4,881	$—	$—	$(347)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

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6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year or period ended July 31, 2018 and period ended July 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended July 31, 2018			For the Year Ended July 31, 2017
Fund	Tax Exempt Income	Ordinary Income Income	Long-Term Capital Gains(1)	Ordinary Income Income
Corporate Bond ETF	$—	$575,864	$7,752	$161,909
Municipal Opportunities ETF	148,291	6,451	—	—
Quality Bond ETF	—	571,814	34,879	119,298
Tax-Aware Bond ETF	52,587	46,852	—	—
Short Duration ETF	—	76,088	—	—
Total Return Bond ETF	—	361,103	—	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of July 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Corporate Bond ETF	$13,708	$—	$20,983	$—	$—	$(356,128)	$(321,437)
Municipal Opportunities ETF	—	7,013	—	(50,989)	—	(59,204)	(103,180)
Quality Bond ETF	65,255	—	—	(336,808)	178	(206,017)	(477,392)
Tax-Aware Bond ETF	—	15,762	—	(18,273)	—	(26,530)	(29,041)
Short Duration ETF	19,209	—	644	—	—	(46,863)	(27,010)
Total Return Bond ETF	175,284	—	—	(219,217)	(127)	(496,204)	(540,264)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)

Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses and certain derivatives.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, paydown gain/losses on mortgage-backed and asset-backed securities, and swap adjustments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of

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July 31, 2018

book and tax differences that exist. For the year ended July 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Corporate Bond ETF	$—	$(29,661)	$29,661
Municipal Opportunities ETF	—	—	—
Quality Bond ETF	—	52,134	(52,134)
Tax-Aware Bond ETF	1	—	(1)
Short Duration ETF	—	2,277	(2,277)
Total Return Bond ETF	—	73,878	(73,878)

e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

Fund	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Municipal Opportunities ETF	$50,989	$—
Quality Bond ETF	163,229	173,579
Tax-Aware Bond ETF	18,273	—
Total Return Bond ETF	198,608	20,609

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2018 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized (Deprecation)
Corporate Bond ETF	$14,888,658	$45,592	$(401,728)	$(356,136)
Municipal Opportunities ETF	12,007,526	32,513	(91,717)	(59,204)
Quality Bond ETF	24,329,416	139,364	(351,227)	(211,863)
Tax-Aware Bond ETF	21,761,201	37,991	(64,521)	(26,530)
Short Duration ETF	21,846,032	19,093	(65,397)	(46,304)
Total Return Bond ETF	63,746,382	53,417	(549,822)	(496,405)

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of July 31, 2018, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Corporate Bond ETF, Municipal Opportunities ETF, Quality Bond ETF, Short Duration ETF,

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July 31, 2018

and Total Return Bond ETF in accordance with the Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement pursuant to which SIMNA performs the daily investment of the assets of Tax-Aware Bond ETF in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate the applicable sub-adviser.

Under the Investment Management Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes and acquired fund fees and expenses) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser hereunder. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Management Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Corporate Bond ETF	0.44%
Municipal Opportunities ETF	0.29%
Quality Bond ETF	0.39%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Total Return Bond ETF	0.29%

Prior to July 1, 2018, each Fund listed below paid the following management fee rate to HFMC for management services rendered:

Fund	Management Fee Rates
Municipal Opportunities ETF	0.35%
Total Return Bond ETF	0.39%

b)

Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its Shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of asset-based charges.

For the year or period ended July 31, 2018, the Funds did not pay any Rule 12b-1 fees.

c)

Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended July 31, 2018, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of each Fund’s Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

Each Fund may lend Fund securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1⁄3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and recall the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Interest earned on securities out on loan is not eligible for qualified interest income for federal tax purposes. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to

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July 31, 2018

borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral received by the Fund. Each Fund will seek to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. Any securities lending income earned by a Fund appears on the Statements of Operations net of any fees paid to State Street for serving as the securities lending agent.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially in certain international markets such as Taiwan), ‘‘gap’’ risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of securities loaned may cause a Fund to lose the opportunity to sell the securities at a desirable price.

At July 31, 2018, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral
Corporate Bond ETF	$14,694	$15,000	$—
Tax-Aware Bond ETF	163,016	166,605	—
Total Return Bond ETF	202,162	206,390	—

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2018.

Corporate Bond ETF

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$15,000	$—	$—	$—	$15,000

Total Borrowings	$15,000	$—	$—	$—	$15,000

Gross amount of recognized liabilities for securities lending transactions					$15,000

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

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Tax-Aware Bond ETF

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$166,605	$—	$—	$—	$166,605

Total Borrowings	$166,605	$—	$—	$—	$166,605

Gross amount of recognized liabilities for securities lending transactions					$166,605

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

Total Return Bond ETF

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$206,390	$—	$—	$—	$206,390

Total Borrowings	$206,390	$—	$—	$—	$206,390

Gross amount of recognized liabilities for securities lending transactions					$206,390

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Custodian and Transfer Agent:

State Street serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 31, 2014, as amended November 21, 2017. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”) dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Custodian Agreement and Transfer Agency Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds’ unitary management fee structure.

10.	Affiliate Holdings:

As of July 31, 2018, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund listed below as follows:

Funds	Percentage of Fund
Total Return Bond ETF	56%

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2018

11.	Investment Transactions:

For the year or period ended July 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Corporate Bond ETF	$10,198,130	$10,331,963
Municipal Opportunities ETF	15,689,421	4,191,357
Quality Bond ETF	4,176,810	2,831,585
Tax-Aware Bond ETF	22,702,393	7,087,186
Short Duration ETF	18,078,835	211,473
Total Return Bond ETF	26,362,786	3,748,432

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Corporate Bond ETF	$—	$—
Municipal Opportunities ETF	—	—
Quality Bond ETF	13,984,155	16,200,789
Tax-Aware Bond ETF	6,774,993	4,274,212
Short Duration ETF	1,338,370	14,906
Total Return Bond ETF	14,638,970	4,642,104

Fund	Total Cost of Purchases	Total Sales Proceeds
Corporate Bond ETF	$10,198,130	$10,331,963
Municipal Opportunities ETF	15,689,421	4,191,357
Quality Bond ETF	18,160,965	19,032,374
Tax-Aware Bond ETF	29,477,386	11,361,398
Short Duration ETF	19,417,205	226,379
Total Return Bond ETF	41,001,756	8,390,536

12.	Share Transactions:

Each Fund will issue and redeem Shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.’’ Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s Shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2018

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for each Fund:

Fund	Standard Creation Unit Shares	Standard Cash Creation Fee	Value at July 31, 2018	Standard Cash Redemption Fee
Corporate Bond ETF	50,000	$100	$2,454,000	$100
Municipal Opportunities ETF	50,000	$100	1,986,000	$100
Quality Bond ETF	50,000	$100	2,444,000	$100
Tax-Aware Bond ETF	50,000	$100	999,000	$100
Short Duration ETF	50,000	$100	1,998,500	$100
Total Return Bond ETF	50,000	$100	1,949,500	$100

Shares of Corporate Bond ETF, Municipal Opportunities ETF, Quality Bond ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Short Duration ETF are listed and traded on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.

Because each Fund is structured as an ETF, individual Shares may only be purchased and sold on the listing exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units (50,000 shares) to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the fiscal year or period ended July 31, 2018, and the period ended July 31, 2017:

Corporate Bond ETF
	For the Year Ended July 31, 2018		For the Period Ended July 31, 2017(1)
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	301,000	$15,050,000
Shares Redeemed	—	—	(1,000)	(50,065)
Other Capital	—	—	—	45,000

Net Increase (Decrease)	—	—	300,000	15,044,935

Municipal Opportunities ETF
	For the Period Ended July 31, 2018(2)
	Shares	Amount
Shares Sold	300,002	$11,997,920
Shares Redeemed	(2)	(80)
Other Capital	—	21,596

Net Increase (Decrease)	300,000	12,019,436

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2018

Quality Bond ETF
	For the Year Ended July 31, 2018		For the Period Ended July 31, 2017(1)
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	401,000	$20,050,000
Shares Redeemed	—	—	(1,000)	(50,078)
Other Capital	—	—	—	30,000

Net Increase (Decrease)	—	—	400,000	20,029,922

Tax-Aware Bond ETF
	For the Period Ended July 31, 2018(3)
	Shares	Amount
Shares Sold	1,050,002	$20,991,274
Shares Redeemed	(2)	(40)
Other Capital	—	20,991

Net Increase (Decrease)	1,050,000	21,012,225

Short Duration ETF
	For the Period Ended July 31, 2018(4)
	Shares	Amount
Shares Sold	500,001	$20,000,040
Shares Redeemed	(1)	(40)
Other Capital	—	10,000

Net Increase (Decrease)	500,000	20,010,000

Total Return Bond ETF
	For the Period Ended July 31, 2018(5)
	Shares	Amount
Shares Sold	1,150,002	$45,335,134
Shares Redeemed	(2)	(80)
Other Capital	—	40,268

Net Increase (Decrease)	1,150,000	45,375,322

(1)	Commenced operations on March 21, 2017.
(2)	Commenced operations on December 13, 2017.
(3)	Commenced operations on April 18, 2018.
(4)	Commenced operations on May 30, 2018.
(5)	Commenced operations on September 27, 2017.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2018

September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit. On August 15, 2018, the Third Circuit affirmed the dismissal of plaintiffs’ claims.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended July 31, 2018, events and transactions subsequent to July 31, 2018, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

On August 8, 2018, the Trust’s Board approved the liquidation of Corporate Bond ETF and Quality Bond ETF. Each Fund ceased the purchase of Creation Units and halted trading on the NYSE Arca on September 14, 2018 and liquidated on September 21, 2018.

89

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Hartford Funds Exchange-Traded Trust,

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Funds Exchange-Traded Trust (the “Trust”) (comprising Hartford Corporate Bond ETF, Hartford Municipal Opportunities ETF, Hartford Quality Bond ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, and Hartford Total Return Bond ETF) (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Hartford Funds Exchange-Traded Trust at July 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Hartford Funds Exchange-Traded Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Hartford Corporate Bond ETF Hartford Quality Bond ETF	For the year ended July 31, 2018	For the year ended July 31, 2018 and the period from March 21, 2017 (commencement of operations) through July 31, 2018
Hartford Total Return Bond ETF	For the period from September 27, 2017 (commencement of operations) through July 31, 2018
Hartford Municipal Opportunities ETF	For the period from December 13, 2017 (commencement of operations) through July 31, 2018
Hartford Schroders Tax-Aware Bond ETF	For the period from April 18, 2018 (commencement of operations) through July 31, 2018
Hartford Short Duration ETF	For the period from May 30, 2018 (commencement of operations) through July 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, audits of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

September 28, 2018

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust

Hartford Funds Exchange-Traded Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2018. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES

HILARY E. ACKERMANN (1956)	Trustee and Chair of the Compliance and Risk Oversight Committee	Trustee since October 2017; Chair of the Compliance and Risk Oversight Committee since November 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	87	Ms. Ackermann serves as a Director of Vistra Energy Corporation, formerly known as Dynergy Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since December 2016	Ms. Beery has served as a Consultant of ArrowMark Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	87	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

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Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

LYNN S. BIRDSONG (1946)	Trustee and Chairman of the Investment Committee	Trustee since October 2017; Chair of the Investment Committee since November 2017	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present) and Aberdeen Alpha Fund (December 2017 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	87	None

CHRISTINE R. DETRICK (1958)	Trustee	Since October 2017	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	87	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and has served as a Director of Forest City Realty Trust (a real estate company) (November 2014 to March 2018).

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

DUANE E. HILL (1945)	Trustee and Chairman of the Nominating and Governance Committee	Trustee since October 2017; and Chairman of the Nominating and Governance Committee since November 2017	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	87	None

WILLIAM P. JOHNSTON (1944)	Trustee and Chairman of the Board of Trustees and the Contracts Committee	Trustee since October 2017; and Chairman of the Board of Trustees and the Contracts Committee since November 2017	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	87	None

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

PHILLIP O. PETERSON (1944)	Trustee and Chairman of the Audit Committee	Trustee since October 2017; and Chairman of the Audit Committee since November 2017	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	87	Mr. Peterson served as a Trustee of the William Blair Funds (February 2007 to February 2018).

LEMMA W. SENBET (1946)	Trustee	Since October 2017	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	87	None

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

DAVID SUNG (1953)	Trustee	Since December 2016	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	87	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).
OFFICERS AND INTERESTED TRUSTEES

JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since October 2017; President and Chief Executive Officer since November 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	87	None

95

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

ANDREW S. DECKER (1963)	AML Compliance Officer	Since December 2016	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since May 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Chief Legal Officer and Vice President	Since December 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since December 2016	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President at HFMG since 2016. Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC since 2017 and served as Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer, Avicenna Capital Management (2007-2009); Chief Financial Officer, Steeple Capital LP (2005-2007).	N/A	N/A

96

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

THEODORE J. LUCAS (1966)	Vice President	Since November 2017	Mr. Lucas serves as Executive Vice President of HFMG since 2016 and as Executive Vice President of Lattice Strategies LLC since 2017. Mr. Lucas served as Managing Partner, Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since December 2016	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since December 2016	Mr. Meyer currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since December 2016	Ms. Pellegrino currently serves as Vice President of HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

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Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since November 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014-2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since December 2016	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of Hartford Life Insurance Company (“HLIC”). Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Trustee holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.

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Hartford Active Fixed Income ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

99

Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements

Hartford Funds Exchange-Traded Trust

Hartford Schroders Tax-Aware Bond ETF

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment advisory and sub-advisory agreements. At its meeting held on June 15, 2017, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve for an initial two-year period an investment management agreement for Hartford Schroders Tax-Aware Bond ETF (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and a separate investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Schroder Investment Management North America Inc. (the “Sub-adviser,” and together with HFMC, the “Advisers”) on behalf of the Fund (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received presentations from representatives of the Advisers regarding the Fund and its investment strategy at meetings held on March 16, 2017 and June 15, 2017.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and was assisted by counsel for the Trust. The Independent Trustees were also separately assisted throughout the evaluation process by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by each Adviser. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength. The Board also considered that, although the Fund would be among the first exchange-traded funds (“ETFs”) managed by HFMC, HFMC had extensive experience advising actively managed mutual funds, including a mutual fund with substantially similar strategies to those proposed for the Fund, and HFMC, through a subsidiary, had extensive experience advising strategic beta ETFs.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers. The Board also considered the secondary market support services to be provided by HFMC to the Fund, including HFMC’s expected efforts to educate investment professionals about the Fund and other ETFs managed by HFMC.

With respect to the Sub-adviser, which would be responsible for the daily investment of the assets of the Fund, subject to oversight by HFMC, among the other services set forth in the sub-advisory agreement, the Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

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Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

The Board also considered information provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing the Sub-adviser’s Tax-Aware Bond strategy, including the past performance of Hartford Schroders Tax-Aware Bond Fund (“Tax-Aware Bond Mutual Fund”), a series of The Hartford Mutual Funds II, Inc., which is also sub-advised by the Sub-adviser and uses investment strategies substantially similar to those proposed for the Fund. The Board also considered information comparing the performance of the Sub-adviser’s Tax-Aware Bond strategy, including the performance of Tax-Aware Bond Mutual Fund, to the Fund’s proposed benchmark and an appropriate group of peer funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. The Board noted the Fund’s unitary fee structure, under which HFMC would, in addition to providing or procuring investment management and administrative services, bear the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that, other than the investment management fee, HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of the Fund’s assets under management and that, at least initially, the Fund’s profitability was estimated to be negative. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the sub-advisory agreement.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratio of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and expected total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and expected total expenses relative to the Peer Group. As part of this review, the Board considered the composition and methodology used to select the Peer Group. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and such other

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Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

funds. In connection with these considerations, the Board took account of the fact that the Fund would pay a monthly management fee to HFMC in return for providing investment advisory and administrative services under an all-in “unitary” fee structure. The Board also considered price pressure in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Fund.

In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and projected total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s proposed management fees and estimated total expense ratio were below its Peer Group average and median. The Board further considered that the Fund’s proposed management fees and estimated total expenses fell within the 1st quintile of its Peer Group.

Based on these considerations, the Board concluded that the Fund’s proposed fees and projected total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale achieved by the Fund would benefit HFMC due to the unitary fee structure of the Fund, but that the unitary fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board considered that the Fund would not have management fee breakpoints. In addition, the Board considered that HFMC initially set competitive fee rates intended to price the Fund to scale at inception, which is another means of sharing potential economies of scale with shareholders without waiting for asset growth. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board considered estimates of the Fund’s projected asset levels and noted that it would review future asset growth and the appropriateness of any potential future breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund. The Board considered HFMC’s efforts to provide investors in the Hartford Funds family of funds with a broad range of investment opportunities and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

Hartford Funds Exchange-Traded Trust

Hartford Short Duration ETF

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment advisory and sub-advisory agreements. At its meeting held on May 1-2, 2018, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve for an initial two-year period an investment management agreement for Hartford Short Duration ETF (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and a separate investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) on behalf of the Fund (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board and its Investment Committee received presentations from representatives of the Advisers regarding the Fund and its investment strategy at meetings held on February 6-7, 2018 and May 1-2, 2018.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and was assisted by counsel for the Trust. The Independent Trustees were also separately assisted throughout the evaluation process by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by each Adviser. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength. The Board also considered that, although HFMC had only been managing exchange-traded funds (“ETFs”) since 2017, HFMC had extensive experience advising actively managed mutual funds, including a mutual fund with substantially similar strategies to those proposed for the Fund, and HFMC, through a subsidiary, had extensive experience advising strategic beta ETFs.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers. The Board also considered the secondary market support services to be provided by HFMC to the Fund, including HFMC’s expected efforts to educate investment professionals about the Fund and other ETFs managed by HFMC.

With respect to the Sub-adviser, which would be responsible for the daily investment of the assets of the Fund, subject to oversight by HFMC, among the other services set forth in the sub-advisory agreement, the Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

103

Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

The Board also considered information provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio manager, the past performance of The Hartford Short Duration Fund (“Short Duration Mutual Fund”), a series of The Hartford Mutual Funds, Inc., which is also sub-advised by the Sub-adviser and uses investment strategies substantially similar to those proposed for the Fund. The Board considered that, other than Short Duration Mutual Fund, there is no other registered investment company or other account under discretionary management by the Sub-adviser in the Sub-adviser’s Short Duration investment strategy that has investment objectives, policies and strategies substantially similar to those proposed for the Fund. The Board also considered information comparing the Short Duration Mutual Fund’s performance to the Fund’s proposed benchmark and an appropriate group of peer funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. The Board noted the Fund’s unitary fee structure, under which HFMC would, in addition to providing or procuring investment management and administrative services, bear the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that, other than the investment management fee, HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of the Fund’s assets under management and that, at least initially, the Fund’s profitability was estimated to be negative. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the sub-advisory agreement.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratio of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and expected total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and expected total expenses relative to the Peer Group. As part of this review, the Board considered the composition and methodology used to select the Peer Group, which included input from an independent financial services consultant engaged

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Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

by the Independent Trustees to assist them in evaluating the Fund’s proposed management and sub-advisory fees and estimated overall expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and such other funds. In connection with these considerations, the Board took account of the fact that the Fund would pay a monthly management fee to HFMC in return for providing investment advisory and administrative services under an all-in “unitary” fee structure. The Board also considered price pressure in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Fund.

In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and projected total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s proposed management fees and estimated total expense ratio were below its Peer Group average and median. The Board further considered that the Fund’s proposed management fees and estimated total expenses fell within the 1st quintile of its Peer Group.

Based on these considerations, the Board concluded that the Fund’s proposed fees and projected total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale achieved by the Fund would benefit HFMC due to the unitary fee structure of the Fund, but that the unitary fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board considered that the Fund would not have management fee breakpoints. In addition, the Board considered that HFMC initially set competitive fee rates intended to price the Fund to scale at inception, which is another means of sharing potential economies of scale with shareholders without waiting for asset growth. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board considered estimates of the Fund’s projected asset levels and noted that it would review future asset growth and the appropriateness of any potential future breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund. The Board considered HFMC’s efforts to provide investors in the Hartford Funds family of funds with a broad range of investment opportunities and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

105

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This notice describes how we collect, disclose, and protect Personal Information.

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We may obtain Personal Information from:

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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

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Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Corporate Bond ETF, Hartford Municipal Opportunities ETF, Hartford Quality Bond ETF and Hartford Short Duration ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Tax-Aware Bond ETF is subadvised by Schroder Investment Management North America Inc. (Schroders). The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.

ETFAR-AFI18    09/18    207981    HFA000348    09/19    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$33,000 for the fiscal year ended July 31, 2017; $90,000 for the fiscal year ended July 31, 2018.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2017; $0 for the fiscal year ended July 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$0 for the fiscal year ended July 31, 2017; $18,500 for the fiscal year ended July 31, 2018. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended July 31, 2017; $0 for the fiscal year ended July 31, 2018.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $10,000 for all funds in each of the Registrant and Lattice Strategies Trust in the aggregate in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $0 for the fiscal year ended July 31, 2017; $18,500 for the fiscal year ended July 31, 2018.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, William P. Johnston, Phillip O. Peterson and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 9, 2018	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 9, 2018	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 9, 2018	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)